UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Zoetis Inc.

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NOTICE OF 2021 ANNUAL MEETING AND PROXY STATEMENT

zoetis

Zoetis Inc. 10 Sylvan Way Parsippany, NJ 07054
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
WHEN Thursday, May 20, 2021 9:00 a.m. Eastern Daylight Time
WHERE Virtual meeting webcast at: www.virtualshareholdermeeting.com/ZTS2021
RECORD DATE Close of Business on March 26, 2021
ITEMS OF BUSINESS
1. Election of Class II Directors until the 2024 Annual Meeting of Shareholders for a three-year term as set forth in this proxy statement
2. Advisory vote to approve the company’s executive compensation (Say on Pay)
3. Ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for 2021
4. Vote on a shareholder proposal regarding simple majority vote, if properly presented at the meeting
5. Such other business as may properly come before the Annual Meeting of Shareholders

HOW TO VOTE
Shareholders on the Record Date are entitled to vote in the following ways:

Call 1 (800) 690-6903 (toll free)

Visit www.proxyvote.com

Return a properly completed, signed and dated proxy card

Attend the Annual Meeting of Shareholders webcast and vote your shares

Sincerely yours,
Heidi C Chen
Executive Vice President,
General Counsel and Corporate Secretary
April 6, 2021
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2021:

Zoetis Inc.’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available online at www.proxyvote.com. We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 6, 2021, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our Proxy Statement and 2020 Annual Report and vote online.

As used in this proxy statement, the terms “we”, “us”, “our”, the “company” or “Zoetis” refer to Zoetis Inc.

      ZOETIS 2021 PROXY STATEMENT

PROXY SUMMARY

This summary highlights certain information in this proxy statement. As it is only a summary, please review the complete Zoetis Inc. Proxy Statement and 2020 Annual Report before you vote.
2021 ANNUAL MEETING
Time and Date	Thursday, May 20, 2021, at 9:00 a.m. EDT
Place	Online virtual meeting at: www.virtualshareholdermeeting.com/ZTS2021
Record Date	Close of business on March 26, 2021
Voting	Shareholders on the record date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.
Admission
Shareholders on the record date will be able to attend the Annual Meeting webcast, vote their shares electronically and submit questions online during the meeting by logging in to the website listed above using their 16-digit control number. Shareholders and guests who do not provide a 16-digit control number will still be able to attend the Annual Meeting in a listen-only mode, but will be unable to vote or ask questions.

VOTING MATTERS AND BOARD RECOMMENDATIONS
Item of Business	Our Board Recommends	Reasons for Recommendation	See Page
1. Election of Class II Directors	✓ FOR	The Board has concluded it is in the best interests of Zoetis and its shareholders for each of Mr. Khosla, Ms. Leatherberry, Dr. Reed and Dr. Rhodes to continue serving as a Zoetis director because each nominee possesses skills, experience, and background, as reflected in their biographies set forth on pages 6 to 11, that enhance the quality of the Zoetis Board.	4
2. Advisory vote to approve executive compensation (Say on Pay)	✓ FOR	The Board believes that our executive compensation program is designed to attract, incent and reward our leadership for increasing shareholder value and align the interests of leadership with those of our shareholders on an annual and long-term basis.	23
3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2021	✓ FOR	The Audit Committee and Board believe that the continued retention of KPMG as the company’s independent registered public accounting firm is in the best interests of the company and its shareholders.	59
4. Shareholder proposal regarding simple majority vote	X AGAINST	The Board does not believe it is in the best interests of the company’s shareholders at this time to implement the proposal’s request to eliminate all supermajority voting provisions included in our Charter and By-laws. The Board is committed to effective corporate governance and believes that our current practices and procedures protect and maximize long-term value for all our shareholders.	62

ZOETIS 2021 PROXY STATEMENT      1

PROXY SUMMARY
2020 BUSINESS HIGHLIGHTS

Kristin Peck was appointed as the CEO of Zoetis effective January 1, 2020. Early in Ms. Peck’s tenure, Zoetis was presented with unexpected challenges resulting from the global COVID-19 pandemic and needed to quickly work to ensure colleague safety, reliable product supply and our ability to meet the evolving needs of our customers. At the beginning of the pandemic, the companion animal sector was impacted by reduced traffic to veterinary clinics during lockdowns, while the livestock sector experienced challenges due to spikes in COVID-19 cases in meat packing plants, lower demand for protein from the dine-out sectors and shifts in production capacities, creating increased uncertainty and reduced profitability for livestock producers. Throughout 2020 and despite these challenges, Zoetis maintained its focus on the five strategic priorities set at the beginning of the year: drive innovative growth, enhance customer experience, lead in digital and data analytics, cultivate a high-performing organization and champion a healthier, more sustainable future. Additionally, in 2020, we continued to execute on our overall investment plans to support future growth with investments in R&D, capital expenditures and business development activities.
Our colleagues responded to the challenges of the pandemic with agility and resilience, delivering another year of strong operating performance. In 2020, Zoetis was able to successfully launch new products and digital platforms, maintain on-time shipping and deliveries of our products, successfully integrate newly acquired businesses and provide flexible and high levels of customer service and support under rapidly changing circumstances around the globe. In addition, we formalized our plans for sustainability and making Zoetis a more diverse, equitable and inclusive organization. We also continued delivering on our value proposition: growing revenue in line with or faster than the market; growing our adjusted net income faster than revenue; targeting key investment opportunities for growth; and returning excess capital to our shareholders.

Operational revenue growth (a non-GAAP financial measure) is defined as revenue growth excluding the impact of foreign exchange. Page 49 of our 2020 Annual Report on Form 10-K, filed with the SEC on February 16, 2021, contains a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2020.

Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 51 to 54 of our 2020 Annual Report on Form 10-K, filed with the SEC on February 16, 2021, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2020.

2      ZOETIS 2021 PROXY STATEMENT

PROXY SUMMARY
SUMMARY INFORMATION ABOUT OUR DIRECTOR NOMINEES AND CONTINUING DIRECTORS
Additional information about our directors can be found under “Information About Directors” on pages 5 to 11.
	Paul M. Bisaro	Frank A. D’Amelio	Sanjay Khosla	Antoinette R. Leatherberry	Michael B. McCallister	Gregory Norden	Louise M. Parent	Kristin C. Peck	Willie M. Reed	Linda Rhodes	Robert W. Scully
Experience, Skills
Academia									✓	✓
Animal Health		✓	✓			✓		✓	✓	✓
Consumer Products		✓	✓			✓
Global Businesses	✓	✓	✓	✓		✓	✓	✓			✓
Life Sciences	✓	✓	✓			✓		✓	✓	✓
Manufacturing & Supply		✓						✓
Marketing & Sales	✓		✓		✓			✓
Mergers & Acquisitions	✓	✓	✓		✓	✓	✓	✓			✓
Other Public Company Board Member	✓	✓	✓		✓	✓	✓	✓		✓	✓
Public Company CEO	✓				✓			✓		✓
Public Company CFO; or Finance and Accounting		✓			✓	✓					✓
Public Company GC; Compliance; or Corporate Governance	✓			✓			✓
Digital and Technology				✓
Research & Development									✓	✓
Demographic Background
Board Tenure
Full Years	5	8	7	<1	8	8	7	1	7	3	7
Age (as of April 6, 2021)
Years Old	60	63	69	59	68	63	70	49	66	71	71
Gender
Male	M	M	M		M	M			M		M
Female				F			F	F		F
LGBTQIA+ (optional reporting)
Identify as LGBTQIA+
Race* (optional reporting)
Black or African American				✓					✓
American Indian or Alaska Native
Asian			✓
White	✓	✓			✓	✓	✓	✓		✓	✓
Native Hawaiian or Other Pacific Islander
Other
Did not wish to identify
Ethnicity* (optional reporting)
Hispanic or Latino
Not Hispanic or Latino	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Did not wish to identify
Director Nominee	Continuing Director	*	Based on U.S. Census Bureau designations
Please note: Mr. William C. Steere, Jr. is not standing for re-election and will retire from the Board immediately following the 2021 Annual Meeting. Mr. Juan Ramón Alaix will also be retiring from the Board as of the date of the 2021 Annual Meeting.

ZOETIS 2021 PROXY STATEMENT      3

CORPORATE GOVERNANCE AT ZOETIS

ITEM 1	ELECTION OF DIRECTORS
Our Board of Directors currently consists of thirteen directors divided into three classes. The directors hold office for staggered terms of three years and until their successors are elected and qualified, or until their earlier death, resignation or removal. One of the three classes is elected each year to succeed the directors whose terms are expiring. Our Board believes this structure is appropriate for the company as it allows for the continuity and stability of our Board and encourages a long-term strategic focus beneficial to the company and its shareholders.
The directors in Class II, whose terms expire at the 2021 Annual Meeting of Shareholders, are Sanjay Khosla, Antoinette R. Leatherberry, Willie M. Reed, Linda Rhodes and William C. Steere, Jr. Each of Mr. Khosla, Ms. Leatherberry, Dr. Reed and Dr. Rhodes has been nominated by the Board of Directors, upon the recommendation of its Corporate Governance Committee, to stand for election for a term expiring at the 2024 Annual Meeting of Shareholders. Mr. Steere is not standing for re-election and will retire from the Board immediately following the 2021 Annual Meeting. Mr. Juan Ramón Alaix is also retiring from the Board as of the date of the 2021 Annual Meeting. Following these departures, the size of the Board will be reduced from 13 to 11 directors.
The Corporate Governance Committee considers a number of factors and principles in determining the slate of director nominees for election to the company’s Board, as discussed in the section titled “Director Nominations” below. The Corporate Governance Committee and the Board have evaluated each of Mr. Khosla, Ms. Leatherberry, Dr. Reed and Dr. Rhodes against the factors and principles Zoetis uses to select director nominees. Based on this evaluation, the Corporate Governance Committee and the Board have concluded that it is in the best interests of Zoetis and its shareholders for each of Mr. Khosla, Ms. Leatherberry, Dr. Reed and Dr. Rhodes to continue to serve as a director of Zoetis.
Our Board has appointed Heidi C. Chen as a proxy to vote your shares on your behalf. The proxy intends to vote for the election of Mr. Khosla, Ms. Leatherberry, Dr. Reed and Dr. Rhodes unless you indicate otherwise on your proxy card, voting instruction form or when you vote by telephone or online. Each candidate has consented to being named in this proxy statement and serving as a director if elected. However, if any nominee is not able to serve, the Board can either designate a substitute nominee to serve in his or her place as a director or reduce the size of the Board. If the Board nominates another individual, the person named as a proxy may vote for such substitute nominee.
In order to be elected, a nominee must receive more votes cast “For” than “Against” his or her election. Abstentions and broker non-votes will have no effect on the outcome of the vote. See “Corporate Governance Principles and Practices — Majority Voting Standard for Director Elections” for more information about our procedures if a nominee fails to receive a majority of the votes in an uncontested election.
Our Board of Directors recommends that you vote “For” the election of each of the Board’s nominees for election — Sanjay Khosla, Antoinette R. Leatherberry, Willie M. Reed and Linda Rhodes — to serve as directors of Zoetis until our 2024 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Board believes that each of these four nominees has a strong track record of being a responsible steward of shareholders’ interests and of bringing extraordinarily valuable insight, perspective and expertise to the Board. In each individual’s biography set forth on pages 6 to 11, we highlight specific experience, qualifications and skills that led the Board to conclude that each individual should continue to serve as a director of Zoetis.
ITEM 1 RECOMMENDATION: OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. KHOSLA, MS. LEATHERBERRY, DR. REED AND DR. RHODES AS DIRECTORS.

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CORPORATE GOVERNANCE AT ZOETIS
INFORMATION ABOUT DIRECTORS
OUR DIRECTORS
The following table sets forth certain information regarding the director nominees and the directors of the company whose terms will continue after the 2021 Annual Meeting of Shareholders.
Name(1)	Age(2)	Position(s) with the Company	Term Expires
Paul M. Bisaro*	60	Director	2022
Frank A. D’Amelio*	63	Director	2022
Sanjay Khosla*	69	Director	2021(3)
Antoinette Leatherberry*	59	Director	2021(3)
Michael B. McCallister*	68	Non-Executive Chairman of the Board and Director	2022
Gregory Norden*	63	Director	2023
Louise M. Parent*	70	Director	2023
Kristin C. Peck	49	Chief Executive Officer and Director	2023
Willie M. Reed*	66	Director	2021(3)
Linda Rhodes*	71	Director	2021(3)
Robert W. Scully*	71	Director	2023

*
Independent Director

(1)
Mr. William C. Steere, Jr. is not standing for re-election and will retire from the Board immediately following the 2021 Annual Meeting. Mr. Juan Ramón Alaix will also be retiring from the Board as of the date of the 2021 Annual Meeting.

(2)
As of April 6, 2021.

(3)
Nominee for re-election at the 2021 Annual Meeting for a term expiring in 2024.

ZOETIS 2021 PROXY STATEMENT      5

CORPORATE GOVERNANCE AT ZOETIS
OUR DIRECTOR NOMINEES
SANJAY KHOSLA Age 69 Director since June 2013
Specific qualifications:
•
International business and management experience, including as EVP and President, Developing Markets of Kraft Foods (now Mondelēz International)

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Global operational experience, including in developing markets

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Experience in animal health industry

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Public company director experience

Former Executive Vice President and President, Developing Markets of Mondelēz International from 2007 to 2013. Mr. Khosla brings more than 35 years of international business experience from his career with food, beverage and consumer product leaders such as Mondelēz, Kraft, Fonterra and Unilever, where he managed various business units, particularly in developing markets. As President, Developing Markets of Kraft Foods (now Mondelēz International) from 2007 to 2013, Mr. Khosla transformed the $5 billion business into a $16 billion business, while significantly improving profitability. He also has animal health experience from his three-year tenure from 2004 to 2007 as Managing Director of Fonterra Brands and Food Service, a multinational dairy cooperative based in New Zealand. In addition to his service on the Zoetis Board, Mr. Khosla serves on a number of private company Boards and is currently a senior fellow and adjunct professor at the Kellogg School of Management, Northwestern University and a Senior Advisor for the Boston Consulting Group. Mr. Khosla is also CEO of Bunnik LLC, a management consulting firm. Mr. Khosla formerly served on the Boards of Iconix Brand Group, Inc. until 2018 and NIIT, Ltd. until 2017. He also has served as a director of Best Buy, Inc. Mr. Khosla holds a bachelor’s degree in electrical engineering from the Indian Institute of Technology in New Delhi. Mr. Khosla also completed the Advance Management Program at Harvard Business School. Mr. Khosla’s international business and management experience, along with his public company board experience, make him a valuable member of our Board.
ANTOINETTE R. LEATHERBERRY Age 59 Director since December 2020
Specific qualifications:
•
Extensive experience with complex technology transformations during her Deloitte career advising Fortune 500 companies

•
Strategic digital technology experience

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Corporate governance expertise

•
Diversity and inclusion leadership

Former Principal at Deloitte. Ms. Leatherberry retired from Deloitte, an industry-leading consulting, audit, tax, and advisory services company, in 2020 after culminating a 30-year career of working with Fortune 500 companies on complex information technology transformations and operational issues. At Deloitte, she most recently served as Board Relations Leader for the Risk and Financial Advisory practice from 2017 to 2020. Prior to 2017, she served as Principal, Technology Strategy from 2004 to 2017. Ms. Leatherberry also served as President of the Deloitte Foundation from 2016 to 2020. She has authored numerous articles and publications on information technology and governance and was named to the National Association of Corporate Directors NACD Directorship 100 in 2019 and 2020. Ms. Leatherberry has been recognized in such publications as Consulting Magazine’s Top 25 Consultants and Black Enterprise’s Most Powerful Women in Business. She has also devoted much of her professional life to creating opportunities for women and people of color. At Deloitte, Ms. Leatherberry was the principal architect of The Board Leadership Forum and the NextGen CEO Academy, which helped place more than 70 Black leaders into executive level and board roles. She serves as Chair Emeritus of the Executive Leadership Council (ELC), a preeminent association of Black business leaders, which focuses on board and executive leadership development, philanthropy, skills, and talent development. In addition to her service on the Zoetis Board, Ms. Leatherberry serves on the Board of Directors of the American Family Insurance Mutual Holding Company, the Widener University Board of Trustees, and the Boston University Board of Trustees. She holds a bachelor’s

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degree in Mechanical Engineering from Boston University and an MBA in Operations Management and Supervision from Northeastern University. She is currently pursuing a doctorate in higher education policy at Widener University. Ms. Leatherberry’s extensive experience with complex technology transformations, her strategic digital technology experience, and corporate governance expertise, along with her diversity and inclusion leadership, make her a valuable member of our Board.
WILLIE M. REED Age 66 Director since March 2014
Specific qualifications:
•
Thought leadership in the animal health community, including as Dean of the College of Veterinary Medicine at Purdue University

•
Doctorates in veterinary medicine and pathology

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Expertise in infectious diseases, avian pathology, veterinary medicines, diagnostics and vaccines

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Senior management experience

Dean of the College of Veterinary Medicine at Purdue University since 2007. Dr. Reed has more than 38 years of experience in animal health and veterinary medicine, gained during his tenure at Purdue University and Michigan State University, and as a Diplomate of the American College of Veterinary Pathologists and Charter Diplomate of the American College of Poultry Veterinarians. Dr. Reed has served as President of the Association of American Veterinary Medical Colleges, President of the American Association of Veterinary Laboratory Diagnosticians, President of the American Association of Avian Pathologists and Chair of the American Veterinary Medical Association Council on Research. He has served on a number of committees for the National Institutes of Health and the United States Department of Agriculture. Dr. Reed has a DVM from Tuskegee University and a Ph.D. in Veterinary Pathology from Purdue University. Dr. Reed’s expertise in veterinary medicines, diagnostics and vaccines and his thought leadership in the animal health community make him a valuable member of our Board.
LINDA RHODES Age 71 Director since August 2017
Specific qualifications:
•
Broad animal health industry experience, including as CEO of animal health start-up company and founder of animal health contract research organization

•
Experience in private veterinary practice

•
Doctorates in veterinary medicine and physiology

•
Public company director experience

Former Chief Scientific Officer and Chief Executive Officer of Aratana Therapeutics. Dr. Rhodes served as Chief Scientific Officer of Aratana Therapeutics from 2012 to 2016 and served as its Chief Executive Officer and Board member from 2011 to 2012. Dr. Rhodes has extensive experience as a research scientist, academic, veterinary practitioner and business leader, spanning 33 years across the animal health industry. She is a founder of AlcheraBio, LLC, a veterinary contract research organization (currently named Argenta), and held research positions with Merial, Merck and Company, and Sterling-Winthrop Drug Company. Dr. Rhodes also held several teaching positions and worked as a bovine veterinarian in private practice for many years. Dr. Rhodes served as a member of the Board of Directors of ImmuCell Corporation until 2017. She is currently an adjunct faculty member of the Graduate Program in Endocrinology and Animal Biosciences at Rutgers University in New Brunswick, New Jersey. She serves on the Scientific Advisory Board of the Found Animals Foundation and on the Board of Directors of the Alliance for Contraception in Cats and Dogs. Dr. Rhodes earned her VMD from the University of Pennsylvania and her Ph.D. in Physiology from Cornell University. Dr. Rhodes’ experience as a research scientist, academic, veterinary practitioner, entrepreneur and business leader, her public company board experience and her knowledge of the animal health business make her a valuable member of our Board.

ZOETIS 2021 PROXY STATEMENT      7

CORPORATE GOVERNANCE AT ZOETIS
REMAINING CURRENT DIRECTORS
PAUL M. BISARO Age 60 Director since May 2015
Specific qualifications:
•
Senior management experience, including as former CEO of Actavis plc (formerly Watson Pharmaceuticals) and Impax Laboratories, Inc.

•
Experience in global healthcare and pharmaceutical industries

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Expertise in mergers and acquisitions

•
Public company director experience

Former Executive Chairman of Amneal Pharmaceuticals, Inc., a specialty pharmaceutical company, from May 2018 to August 2019. Amneal was formed by the merger of Amneal Pharmaceuticals LLC and Impax Laboratories, Inc., where Mr. Bisaro formerly served as President and Chief Executive Officer from March 2017 to May 2018. Mr. Bisaro was previously the Executive Chairman of the Board of Directors of Allergan plc (formerly Actavis plc) from July 2014 to October 2016. Until June 2014, Mr. Bisaro served as Board Chairman, President and Chief Executive Officer of Actavis (formerly Watson Pharmaceuticals). He was appointed President, Chief Executive Officer and a member of the Board of Watson in September 2007 and was later appointed Board Chairman in October 2013. Prior to Watson, Mr. Bisaro was President, Chief Operating Officer and member of the Board of Barr Pharmaceuticals, Inc. Mr. Bisaro served as Barr’s General Counsel from 1992 to 1999, and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to Barr, Mr. Bisaro was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds from 1989 to 1992. In addition to his service on the Zoetis Board, Mr. Bisaro serves on the Board of TherapeuticsMD, Inc. He also serves on the Board of Visitors of The Catholic University of America’s Columbus School of Law. Mr. Bisaro previously served on the Boards of Allergan plc (and its predecessor companies) until 2018, Zimmer Biomet Holdings, Inc. until 2017 and Amneal Pharmaceuticals (and its predecessor Impax) until 2019. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from The Catholic University of America in Washington, D.C. Mr. Bisaro’s business, management and leadership experience, his understanding of the pharmaceutical industry, and his public company board experience make him a valuable member of our Board.
FRANK A. D’AMELIO Age 63 Director since July 2012
Specific qualifications:
•
Experience in finance and accounting and senior management, including as CFO of Pfizer

•
Expertise in mergers and acquisitions

•
Global business experience

•
Public company director experience

Chief Financial Officer and Executive Vice President, Global Supply of Pfizer, a global pharmaceutical company, since June 2020, and a member of Pfizer’s Senior Executive Leadership Team. Mr. D’Amelio previously served as Pfizer’s Executive Vice President, Business Operations and Global Supply and Chief Financial Officer from October 2018 until June 2020 and Executive Vice President, Business Operations and Chief Financial Officer from December 2010 to September 2018. He joined Pfizer in September 2007 and held various positions, including Senior Vice President and Chief Financial Officer. From November 2006 to August 2007, Mr. D’Amelio was the Senior Executive Vice President of Integration and Chief Administrative Officer at Alcatel-Lucent, S.A., a global telecommunications equipment company. Prior to the merger of Alcatel and Lucent Technologies in 2006, Mr. D’Amelio was the Chief Operating Officer of Lucent Technologies, with responsibility for leading business operations, including sales, the product groups, the services business, the supply chain, information technology operations, human resources and labor relations. In 2001, he was appointed Executive Vice President and Chief Financial Officer of Lucent and in 2004 was promoted to be Executive Vice President, Chief Administrative Officer and Chief Financial Officer and helped lead Lucent through one of the most challenging periods in

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CORPORATE GOVERNANCE AT ZOETIS
the telecom industry’s history and returned the company to profitability. In addition to his service on the Zoetis Board, Mr. D’Amelio is a member of the Board of Directors of Humana Inc. He also serves on the Board of the Independent College Fund of New Jersey, and formerly served as a member of the National Advisory Board of JPMorgan Chase & Co. Mr. D’Amelio earned his bachelor’s degree in Accounting from St. Peter’s College and his MBA in Finance from St. John’s University. Mr. D’Amelio’s senior management experience and finance expertise, along with his public company board experience, make him a valuable member of our Board.
MICHAEL B. MCCALLISTER Age 68 Director since January 2013 Board Chair since June 2013	Specific qualifications: • Senior management experience, including as former CEO of Humana • Accounting background • Board chair experience • Public company director experience
Former Chairman of the Board and CEO of Humana Inc. Mr. McCallister joined Humana, a health care company offering insurance products and health and welfare services, in 1974 and was its Chief Executive Officer from 2000 until his retirement in 2012. During his tenure as CEO, Humana gained a reputation as one of the industry’s leading people-focused innovative companies, leveraging products, processes and technology to help individuals take control of their own health. He also served as Chairman of the Board of Humana from 2010 to 2013. In addition to his service on the Zoetis Board, Mr. McCallister serves on the Boards of AT&T and Fifth Third Bank. Mr. McCallister served for many years on the Board of the Business Roundtable and was Chairman of its Health and Retirement Task Force. Mr. McCallister holds a bachelor’s degree in Accounting from Louisiana Tech University and an MBA from Pepperdine University. Mr. McCallister’s senior management experience in the healthcare industry, along with his public company board experience, make him a valuable member of our Board.
GREGORY NORDEN Age 63 Director since January 2013
Specific qualifications:
•
Corporate finance experience, including as former Chief Financial Officer of Wyeth

•
Experience in global healthcare and pharmaceutical industries

•
Accounting background, including as an audit manager at a major accounting firm

•
Public company director experience

Former Chief Financial Officer of Wyeth. Prior to his role as Chief Financial Officer of Wyeth, Mr. Norden held various senior positions with Wyeth Pharmaceuticals and American Home Products. Prior to his affiliation with Wyeth, Mr. Norden served as Audit Manager at Arthur Andersen & Co. In addition to his service on the Zoetis Board, Mr. Norden serves on the boards of NanoString Technologies, Praxis, and Royalty Pharma. Mr. Norden is a former director of Human Genome Sciences, Univision, where he served until 2020, and Welch Allyn. In addition, Mr. Norden is the Managing Director of G9 Capital Group LLC, which invests in early stage ventures and provides corporate finance advisory services. Mr. Norden’s background in finance and experience as a senior executive in the global healthcare and pharmaceutical industries, along with his public company board experience, make him a valuable member of our Board.

ZOETIS 2021 PROXY STATEMENT      9

CORPORATE GOVERNANCE AT ZOETIS
LOUISE M. PARENT Age 70 Director since August 2013
Specific qualifications:
•
Legal, operations, senior management and global business experience as former General Counsel and executive of American Express

•
Experience in corporate governance, board matters, compliance and risk management

•
Global business experience

•
Public company director experience

Former Executive Vice President and General Counsel of American Express Company, a global services company that provides charge and credit card products and travel-related services, from 2003 to 2013. Since early 2014, Ms. Parent has served as Of Counsel at the law firm of Cleary Gottlieb Steen & Hamilton LLP. Ms. Parent brings deep experience in corporate governance and board matters, and in compliance and risk management, gained during her tenure with American Express, where she worked extensively with the Audit, Compensation, and Nomination and Governance committees in her role as General Counsel. Ms. Parent also served on the Operating Committee and global management team of American Express from 2003 through 2013, was a member of the Board of American Express Centurion Bank through 2013 and served on the Supervisory Board of Deutsche Bank AG from 2014 to 2018. In addition to her service on the Zoetis Board, Ms. Parent serves on the Board of Fidelity National Information Services Inc. Ms. Parent holds a bachelor’s degree from Smith College and a law degree from Georgetown University Law Center. Ms. Parent’s experience in corporate governance, compliance, risk management and global management, along with her public company board experience and financial literacy, make her a valuable member of our Board.
KRISTIN C. PECK Age 49 Director since October 2019
Specific qualifications:
•
Knowledge and leadership of our company as its current CEO

•
Experience in animal health and pharmaceutical industries

•
Senior management and global business experience

•
Public company director experience

Chief Executive Officer since January 2020 and a member of the Zoetis Board of Directors since October 2019. In this role, she leads the world’s leading animal health company, a Fortune 500 organization with $6.7 billion in annual revenue and 11,300 employees worldwide. Prior to becoming CEO, Ms. Peck was Executive Vice President and Group President, U.S. Operations, Business Development and Strategy at Zoetis from March 2018 to December 2019. Ms. Peck previously served as our Executive Vice President and President, U.S. Operations from May 2015 to February 2018 and Executive Vice President and Group President from October 2012 through April 2015. In these roles, Ms. Peck helped usher Zoetis through its Initial Public Offering in 2013 and has been a driving force of change in areas including Global Manufacturing and Supply, Global Poultry, Global Diagnostics, Corporate Development, and New Product Marketing and Global Market Research. Before joining Zoetis, Ms. Peck served as Executive Vice President, Worldwide Business Development and Innovation at Pfizer Inc. and as a member of Pfizer’s Executive Leadership Team. Prior to joining Pfizer, Ms. Peck held roles at The Boston Consulting Group (BCG) as well as in private equity and real estate finance at The Prudential Realty Group, The O’Connor Group and J.P. Morgan. Ms. Peck is a member of the Business Roundtable and serves on the Board of Catalyst. She also serves on the Advisory Board for the Deming Center for Quality, Productivity and Competitiveness at Columbia Business School. She previously served as a member of the Thomson Reuters’ Board of Directors from 2016 to 2020. As a recipient of the 2019 Feather in Her Cap Award, she has been recognized for her leadership and contributions to the animal health industry, and her work in mentoring women and helping them advance their careers in animal health. Ms. Peck holds a bachelor’s degree from Georgetown University and an MBA from Columbia Business School. Ms. Peck’s knowledge and leadership of our company as its current CEO, her animal health and pharmaceutical industry experience, along with her public company board experience, make her a valuable member of our Board.

10      ZOETIS 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
ROBERT W. SCULLY Age 71 Director since June 2013
Specific qualifications:
•
Experience in financial services and global management, including as a member of the Office of the Chairman of Morgan Stanley

•
Public company experience in risk management, audit and financial reporting

•
Mergers and acquisitions expertise

•
Public company director experience

Former member of the Office of the Chairman of Morgan Stanley. Mr. Scully has nearly 35 years of experience in the financial services industry. He served as a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, where he had previously been Co-President of the firm, Chairman of Global Capital Markets and Vice Chairman of Investment Banking. Prior to joining Morgan Stanley in 1996, he served as a Managing Director at Lehman Brothers and at Salomon Brothers Inc. In addition to his service on the Zoetis Board, Mr. Scully serves on the Boards of KKR & Co. Inc. and Chubb Limited. Previously, he served as a director of UBS Group AG, where he served until 2020, Bank of America Corporation, GMAC Financial Services and MSCI Inc., and as a Public Governor of FINRA, Inc., the Financial Industry Regulatory Authority. Mr. Scully holds a bachelor’s degree from Princeton University and an MBA from Harvard Business School, where he previously served on its Board of Dean’s Advisors. Mr. Scully’s global management experience, financial acumen, M&A expertise and investor insights, along with his public company board experience, make him a valuable member of our Board.

ZOETIS 2021 PROXY STATEMENT      11

CORPORATE GOVERNANCE AT ZOETIS
KEY CORPORATE GOVERNANCE FEATURES
Topic	Zoetis Key Corporate Governance Feature
Board Quality and Independence
•
Board consists of highly qualified, experienced and diverse directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk

•
All directors are independent other than our current CEO and former CEO

Independent Board Chair	• Board Chair is an independent director and is elected by the Board annually
Board Committees	• Four Board Committees — Audit, Human Resources, Corporate Governance, Quality and Innovation — are composed entirely of independent directors
Executive Sessions	• Directors hold regularly scheduled executive sessions where directors can discuss matters without management presence • Independent Board Chair presides over all executive sessions of the Board
Board Oversight of Risk	• Risk oversight by full Board and Committees, including oversight of the Enterprise Risk Management program, financial reporting and audit risk assessments
Proxy Access	• Our shareholders have a proxy access right
Board Oversight of Management Succession	• Board regularly reviews and discusses succession plans for CEO and other key executives
Board Self-Evaluation	• Our Board conducts an annual evaluation of itself and each of its Committees
Accountability
•
In uncontested director elections, our directors are elected by a majority of votes cast

•
Each share of common stock is entitled to one vote

•
Code of Business Conduct and Ethics for Directors fosters culture of honesty and accountability

•
Anti-hedging and anti-pledging policies covering directors and employees

•
Claw-back policy covering incentive compensation paid to executives

Director Stock Ownership	• Each non-employee director is required to hold Zoetis stock worth at least $500,000 (including share equivalent units), to be acquired within five years of joining our Board
Open Lines of Communication
•
Processes in place to facilitate communication with shareholders and other stakeholders

•
Board promotes open and frank discussions with management and there is ongoing communication between our Board (including the Board and Committee Chairs) and management

•
Our directors have access to all members of management and other employees and are authorized to hire outside advisors at the company’s expense

Board Refreshment	• Led by the Corporate Governance Committee, the Board regularly reviews the Board’s composition
Director Orientation and Continuing Education
•
Comprehensive orientation for new directors

•
Continuing education consisting of in-house presentations, presentations by industry and subject matter experts, third-party director courses and site and customer visits

Board Diversity
•
Diverse board with female and racial/ethnic representation

•
Board considers diversity of skills, experience, race, ethnicity, gender, cultural background and thought among directors when evaluating director nominees

•
The Corporate Governance Committee considers, and asks search firms to include in candidate lists, diverse director candidates who meet applicable search criteria

Corporate Responsibility & Sustainability
•
The Board exercises ultimate oversight over the company’s sustainability strategy and program, and monitors the company’s overall sustainability progress

•
The Board’s Committees oversee the company’s sustainability practices, including animal welfare, human capital management, diversity, equity and inclusion, pay equity, compliance, environmental, health and safety and manufacturing quality matters, public policy issues and corporate governance

•
The company is committed to providing transparency on sustainability and in the fall of 2020 published its 2019 Environmental, Social and Governance (ESG) Review, the animal health industry’s first stand-alone disclosure of key performance indicators, based on the Sustainability Accounting Standards Board (SASB) and Taskforce on Climate-related Financial Disclosures (TCFD) sustainability frameworks

12      ZOETIS 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES
DIRECTOR INDEPENDENCE
It is the policy of our company, and a requirement under New York Stock Exchange (“NYSE”) listing standards, that a majority of our Board consists of independent directors. To assist it in determining director independence, our Board has adopted categorical independence standards, referred to as our Director Qualification Standards, which meet the independence requirements of the NYSE. Our Director Qualification Standards can be found on our website at www.zoetis.com under About Us — Corporate Governance.
To be considered “independent” under our Director Qualification Standards, a director must be determined by our Board to have no material relationship with the company other than as a director. In addition, under our Director Qualification Standards, a director is not independent if the director is, or has been within the last three years, an employee of the company or an employee of any subsidiary of the company’s consolidated group for financial reporting.
From January 1, 2020 to December 7, 2020, our Board of Directors consisted of twelve directors: Juan Ramón Alaix, Paul M. Bisaro, Frank A. D’Amelio, Sanjay Khosla, Michael B. McCallister, Gregory Norden, Louise M. Parent, Kristin C. Peck, Willie M. Reed, Linda Rhodes, Robert W. Scully and William C. Steere, Jr. On December 8, 2020, the Board was expanded in size to thirteen directors and Antoinette (Tonie) R. Leatherberry was appointed to serve on our Board. Prior to her appointment, our Board determined that Ms. Leatherberry is independent under our Director Qualification Standards.
On February 10, 2021, our Board completed its annual review of director independence and affirmatively determined that Mr. Bisaro, Mr. D’Amelio, Mr. Khosla, Ms. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent, Dr. Reed, Dr. Rhodes, Mr. Scully and Mr. Steere are independent under NYSE listing standards and our Director Qualification Standards. The only non-independent directors under NYSE listing standards and our Director Qualification Standards are Mr. Alaix, due to his recent employment as the company’s CEO and as an advisor during the CEO transition, and Ms. Peck, due to her current employment as the company’s CEO and prior service as a Zoetis executive officer.
BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Principles, which can be found on our website at www.zoetis.com under About Us — Corporate Governance, provide the Board flexibility in determining its leadership structure. Currently, Kristin C. Peck serves as our CEO and Michael B. McCallister serves as Chairman of our Board. The Board believes that this leadership structure, which separates the CEO and the Board Chair roles, is optimal at this time because it allows Ms. Peck to focus on operating and managing our company, while Mr. McCallister can focus on the leadership of the Board. The Board Chair presides over all meetings of our shareholders and of the Board as a whole, including its executive sessions, and performs such other duties as may be designated in our By-laws or by the Board. The Board periodically evaluates our leadership structure and will determine whether continuing the separate roles of CEO and Board Chair is in the best interest of the company and its shareholders based on circumstances existing at the time.
DIRECTOR ATTENDANCE
During 2020, our Board met eight times. Each of our directors attended at least 75% of the meetings of the Board and Board Committees on which he or she served during 2020.

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CORPORATE GOVERNANCE AT ZOETIS
BOARD COMMITTEE MEMBERSHIP
Our Board has a standing Audit Committee, Human Resources Committee, Corporate Governance Committee, and Quality and Innovation Committee. In 2020, we changed the name of our Compensation Committee to the Human Resources Committee to reflect the addition of additional human capital management responsibilities, including talent development, diversity and inclusion and employee engagement programs and policies.
The written charter of each of our standing Committees is available on our website at www.zoetis.com under About Us — Corporate Governance. Each committee has the authority to hire outside advisors at the company’s expense. All of the members of each of our Committees are independent under NYSE listing standards and our Director Qualification Standards, and the members of our Audit Committee and Human Resources Committee satisfy the additional NYSE and Securities Exchange Act of 1934 (in the case of the Audit Committee) independence requirements for members of audit and compensation committees. The following table lists the Chair and current members of each committee and the number of meetings held in 2020.
Committee
Name	Independent	Audit	Human Resources	Corporate Governance	Quality and Innovation
Juan Ramón Alaix(1)	no
Paul M. Bisaro	yes
Frank A. D’Amelio	yes
Sanjay Khosla	yes
Antoinette R. Leatherberry	yes
Michael B. McCallister	yes
Gregory Norden	yes
Louise M. Parent	yes
Kristin C. Peck	no
Willie M. Reed	yes
Linda Rhodes	yes
Robert W. Scully	yes
William C. Steere, Jr.(2)	yes
Number of Meetings in 2020		7	6	5	4

(1)
Mr. Juan Ramón Alaix will be retiring from the Board as of the date of the 2021 Annual Meeting.

(2)
Mr. William C. Steere, Jr. is not standing for re-election and will retire from the Board immediately following the 2021 Annual Meeting.

 Chair     Member
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The current members of the Human Resources Committee are Robert W. Scully (Chair), Paul M. Bisaro, Sanjay Khosla, Gregory Norden and Louise M. Parent. All of the current members are independent under NYSE listing standards (including the additional standards applicable to members of compensation committees) and our Director Qualification Standards. None of the current members is a former or current officer or employee of Zoetis or any of its subsidiaries. None of the current members has any relationship that is required to be disclosed under this caption under the rules of the SEC. During 2020, no executive officers of the company served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on the company’s Human Resources Committee or Board.

14      ZOETIS 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
PRIMARY RESPONSIBILITIES OF BOARD COMMITTEES
Board Committees	Responsibilities
AUDIT COMMITTEE All Members Independent All Members Financially Literate Each of Mr. D’Amelio, Mr. Norden and Mr. Scully qualifies as an “audit committee financial expert”
•
Oversees the integrity of our financial statements and system of internal controls

•
Sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent public accounting firm

•
Oversees the performance of our internal audit function

•
Reviews reports from management, legal counsel and third parties (including our independent public accounting firm) relating to the status of our compliance with laws, regulations and internal procedures

CORPORATE GOVERNANCE COMMITTEE All Members Independent
•
Responsible for the company’s corporate governance practices, policies and procedures

•
Identifies and recommends candidates for election to our Board; recommends members and chairs of Board Committees

•
Advises on and recommends director compensation for approval by the Board

•
Administers our policies and procedures regarding related person transactions

HUMAN RESOURCES COMMITTEE All Members Independent
•
Approves our overall compensation philosophy

•
Oversees our compensation and benefit programs, policies and practices and manages the related risks

•
Annually establishes the corporate goals and objectives relevant to the compensation of our CEO, reviews the goals established by our CEO for our other executive officers and evaluates their performance in light of these goals

•
Recommends CEO compensation to the Board and approves the compensation of our other executive officers

•
Oversees our programs and policies regarding talent development, colleague engagement and diversity, equity and inclusion

•
Administers our incentive and equity-based compensation plans

QUALITY AND INNOVATION COMMITTEE All Members Independent
•
Evaluates our strategy, activities, results and investment in research and development and innovation

•
Oversees compliance with processes and internal controls relating to our manufacturing quality and environmental, health and safety (“EHS”) programs;

•
Reviews organizational structures and qualifications of key personnel in our supply chain, manufacturing quality and EHS functions

BOARD’S ROLE IN RISK OVERSIGHT
As one of its primary responsibilities, the Board of Directors as a whole and through its Committees oversees the company’s risk management, including our Enterprise Risk Management program. Management provides regular reports to the Board on the areas of material risk to the company, and the Board discusses with management the company’s major and emerging risks, including financial, operational, technology, privacy, data and physical security, disaster recovery, legal and regulatory risks. In addition, the Board regularly reviews the company’s strategy, finances, operations, legal and regulatory developments, research and development, manufacturing quality and competitive environment, as well as the risks related to these areas.
The Audit Committee oversees the management of risks related to financial reporting, regulatory compliance and the annual internal audit risk assessment, which identifies and prioritizes risks related to the company’s internal controls in order to develop internal audit plans for future fiscal years. The Human Resources Committee oversees the management of risks relating to our compensation plans and arrangements. The Corporate Governance Committee oversees risks associated with potential conflicts of interest and the management of risks associated with the independence of the Board, as well as the effectiveness of our Corporate Governance Principles and the Board’s compliance with our Code of Business Conduct and Ethics for Directors. The Quality and Innovation Committee oversees risks related to manufacturing quality and environmental, health and safety matters, as well as risks associated with our strategy and investments in research and development and external innovation. Each committee of the Board provides regular reports to the full Board regarding their areas of responsibility and oversight. We believe that our Board’s active role in risk oversight supports our efforts to manage areas of material risk to the company.

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CORPORATE GOVERNANCE AT ZOETIS
BOARD’S ROLE IN CEO AND MANAGEMENT SUCCESSION
Our Board is responsible for planning for succession to the position of CEO as well as other senior management positions. Our Board works together with the CEO to review annual assessments of senior management and other persons considered potential successors to certain senior management positions.
SUSTAINABILITY AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) OVERSIGHT
Sustainability and ESG issues are an important priority for the Board and Zoetis. Championing a Healthier, More Sustainable Future is one of Zoetis’ key strategic priorities and in 2020 we launched the Zoetis Sustainability Agenda and defined three key areas that build on our previous sustainability work: (i) care and collaborate through partnerships and support of colleagues and communities; (ii) innovate in animal health to help solve sustainability challenges faced by animals and people; and (iii) protect the planet by stewarding resources and minimizing the direct impact of the company’s operations. We hired our first Head of Sustainability, who is responsible for stewarding the company sustainability strategy and tracking accountability for its goals, partnerships and philanthropy. In 2020, we issued our first Environmental, Social and Governance Review aligned with the Sustainability Accounting Standards Board (“SASB”) Health Care — Biotechnology & Pharmaceutical industry standards and the Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations to provide transparency to stakeholders on key sustainability metrics.
The Board exercises ultimate oversight over Zoetis’ sustainability program and strategy, and monitors the company’s sustainability progress on an ongoing basis through regular updates from the Head of Sustainability. The Board’s Committees oversee particular company sustainability practices, including animal welfare, human capital management, diversity, equity and inclusion, pay equity, compliance, environmental, health and safety and manufacturing quality matters, public policy issues and corporate governance.
Corporate Governance Committee. The Corporate Governance Committee takes a leadership role in shaping the company’s corporate governance principles and practices. It also maintains an informed status on corporate social responsibility and public policy issues. It receives regular updates on corporate governance practices and developments from the company’s General Counsel and other members of management.
Audit Committee. The Audit Committee oversees the integrity of the company’s financial statements and the adequacy of its internal controls. It also receives regular updates from the company’s Chief Compliance Officer on policies, systems and controls designed to promote ethical behavior and compliance with applicable legal and regulatory requirements.
Human Resources Committee. In 2020, our Compensation Committee was renamed the Human Resources Committee and its remit was expanded to include oversight responsibility for talent development, diversity and inclusion and employee engagement programs and policies at Zoetis. The Human Resources Committee also has responsibility for overseeing the administration of the company’s compensation and benefit programs, policies and practices, and evaluating any risks related to the company’s compensation policies and practices. The Human Resources Committee receives regular updates from the company’s Chief Human Resources Officer and the company’s new Chief Talent, Diversity, Equity and Inclusion Officer.
Quality and Innovation Committee. The Quality and Innovation Committee has responsibility for the company’s manufacturing quality and environmental, health and safety matters. It receives regular updates from the company’s President of Global Manufacturing and Supply.
MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS
Our By-laws contain a majority voting standard for all uncontested director elections. Under this standard, a director is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election. Our Corporate Governance Principles provide that every nominee for director is required to agree to tender his or her resignation if he or she fails to receive the required majority vote in an uncontested director election. Our Corporate Governance Committee will recommend, and our Board of Directors will determine, whether or not to accept such resignation. The Board will then publicly disclose its decision-making process and the reasons for its decision.
In the event of a contested election, the director nominees will be elected by the affirmative vote of a plurality of the votes cast. Under this standard, in a contested election the directors receiving the highest number of votes in favor of their election will be elected as directors.

16      ZOETIS 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
BOARD SELF-EVALUATION
Our Board conducts an annual evaluation of itself and its Committees to assess its effectiveness and to identify opportunities for improvement. Our Board has successfully used this process to evaluate Board and committee effectiveness and identify opportunities to strengthen the Board, and believes that this process supports its continuous improvement.
DIRECTOR NOMINATIONS
The Corporate Governance Committee considers and recommends the annual slate of director nominees for approval by the full Board. When evaluating director candidates, the Corporate Governance Committee considers, among other factors: the candidate’s integrity; independence; leadership and ability to exercise sound judgment; animal health or veterinary expertise; public company executive or board experience; significant operations, manufacturing or research and development experience; as well as other areas relevant to the company’s global business and strategy. The Corporate Governance Committee is responsible for considering the appropriate size and needs of the Board, and may develop and recommend to the Board additional criteria for Board membership. The Board considers diversity of skills, experience, race, ethnicity, gender, cultural background and thought among directors when evaluating director nominees. Our Corporate Governance Committee also considers, and asks search firms to include in candidate lists, diverse director candidates who meet applicable search criteria.
The Corporate Governance Committee will consider director candidates recommended by shareholders. Recommendations should be sent to the Chair of the Corporate Governance Committee (in the manner described below) by November 18, 2021, to be considered for the 2022 annual meeting. The Corporate Governance Committee evaluates candidates recommended by shareholders under the same criteria it uses for other director candidates. Shareholders may also submit nominees for election at an annual or special meeting of shareholders by following the procedures set forth in our By-laws, which are summarized on page 73.
On December 8, 2020, Antoinette (Tonie) R. Leatherberry was appointed to serve on our Board upon the Corporate Governance Committee’s recommendation. As a result of the Board’s self-evaluation conducted earlier in 2020 and the Corporate Governance Committee’s annual review of the Board’s composition, the Board had agreed to commence a search for a director with digital and data experience. Ms. Leatherberry was brought to the attention of the Corporate Governance Committee by the third-party search firm assisting the Zoetis Board with its search for qualified director candidates.
BOARD REFRESHMENT
Board development and director succession is an integral part of the company’s long-term strategy. Our Board maintains a rigorous board refreshment process, spearheaded by the Corporate Governance Committee, focused on identifying and evaluating potential board candidates. Information about how we select our director nominees can be found in the section above titled “Director Nominations.”

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CORPORATE GOVERNANCE AT ZOETIS
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Under our Corporate Governance Principles, our CEO is responsible for establishing effective communications with the company’s stakeholder groups, including shareholders, customers, employees, communities, suppliers, creditors, governments, corporate partners and other interested parties. While it is our policy that management speaks for the company, non-employee directors, including the Board Chair, may meet with stakeholders, but in most circumstances such meetings will be held with management present. We believe that regular engagement with our stakeholders helps to strengthen our relationships with stakeholders, as well as to better understand stakeholders’ views on our corporate governance and ESG practices.
Stakeholders and other interested parties may communicate with the following Board and committee Chairs at the following email addresses:
Stakeholders and other interested parties may also write to any of our outside directors, including the Board and committee Chairs, by directing the communication to the Corporate Secretary, Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054.
Communications are distributed to the Board, or to any individual director as appropriate, depending on the facts and circumstances outlined in the communication, but exclude spam, junk mail and mass mailings, product inquiries, new product suggestions, job inquiries, surveys and business solicitations or advertisements. Material that is unduly hostile, threatening, illegal or similarly unsuitable will also be excluded. However, any communication that is excluded under our policy will be made available to any director upon his or her request.
ATTENDANCE OF DIRECTORS AT ANNUAL MEETING OF SHAREHOLDERS
We believe that it is important for directors to directly hear concerns expressed by stakeholders and other interested parties. It is our policy that all Board members are expected to attend the Annual Meeting of Shareholders. All Board members as of the date of the 2020 Annual Meeting of Shareholders were in attendance.
CODE OF ETHICS
All of our employees, including our CEO, Chief Financial Officer and Controller, are required to abide by our policies on business conduct to ensure that our business is conducted in a consistently legal and ethical manner. A copy of our Code of Conduct can be found on our website www.zoetis.com under About Us — Corporate Compliance. We have also adopted a separate Code of Business Conduct and Ethics for members of our Board of Directors, a copy of which can be found on our website www.zoetis.com under About Us — Corporate Governance. We will disclose any future amendments to, or waivers from, provisions of these Codes affecting our directors or executive officers on our website as required under applicable SEC and NYSE rules.

18      ZOETIS 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
COMPENSATION OF DIRECTORS
2020 COMPENSATION OF DIRECTORS
Generally
We provide competitive compensation to our non-employee directors that enables us to attract and retain high quality directors, provides them with compensation at a level that is consistent with our compensation objectives, and encourages their ownership of our stock to further align their interests with those of our shareholders. A director who is also a full-time employee of the company receives no additional compensation for service as a member of our Board of Directors. Compensation for non-employee directors is reviewed at least biennially by the Corporate Governance Committee.
In 2020, our non-employee directors’ compensation consisted of:
•
an annual cash retainer of $100,000;

•
an additional cash retainer of $150,000 for the Chairman of the Board of Directors and an additional cash retainer of $25,000 for any committee chairperson; and

•
an equity retainer credited to each non-employee director upon his or her first election as such and annually thereafter with a value of $230,000 on the date of grant, based upon the closing price of shares of Zoetis common stock on that date.

The equity retainer is granted in the form of restricted stock units that vest on the third anniversary of the date of grant. Non-employee directors may defer the settlement of 100% of their restricted stock unit awards under the Zoetis Amended and Restated Non-Employee Director Deferred Compensation Plan. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service.
In 2020, we granted equity retainers in the form of restricted stock units, valued at $230,000 in the aggregate for each non-employee director on the date of grant, as follows:
•
Each of Ms. Parent, Drs. Reed and Rhodes and Messrs. Bisaro, D’Amelio, Khosla, Norden, McCallister, Scully and Steere received 1,596 restricted stock units valued at $144.03 per share.

•
Ms. Leatherberry received 1,446 restricted stock units valued at $158.99 per share upon her appointment to the Board on December 8, 2020.

Each restricted stock unit earns dividend equivalents which are credited as additional restricted stock units. Each non-employee director has a right to receive the shares of Zoetis common stock underlying the restricted stock units on the

ZOETIS 2021 PROXY STATEMENT      19

CORPORATE GOVERNANCE AT ZOETIS
third anniversary of the date of grant of the restricted stock units (or in the case of dividend equivalents, on the third anniversary of the date of grant of the underlying restricted stock units), subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specific events.
Arrangements with Director Juan Ramón Alaix
Mr. Alaix retired as Chief Executive Officer of Zoetis effective December 31, 2019. In light of Mr. Alaix’ long tenure with the company, during which he oversaw the company’s transformation from a division of Pfizer Inc. into an independent company and the global leader in animal health, our Board of Directors determined that it would be in the best interest of the company and its shareholders for Mr. Alaix to remain with the company to support the leadership transition by providing advice, guidance and assistance to the new CEO during 2020. The company and Mr. Alaix entered into a letter agreement on October 2, 2019, setting forth the terms by which he provided these services during 2020, the terms of which are described below. Mr. Alaix did not receive any additional compensation during 2020 for his service as a member of our Board of Directors.
The letter agreement with Mr. Alaix provided for the following services and related compensation during 2020:
•
From January 1, 2020 through March 31, 2020, Mr. Alaix provided transition support as an employee, reporting directly to the Chairman of our Board of Directors. During this period, he continued to receive his annual salary at the same rate as that in effect during 2019 and participated in the company’s employee benefit plans on the same terms as other senior executives. Mr. Alaix was not eligible for an annual bonus or additional equity award grants as a result of his employment during 2020.

•
From April 1, 2020 through December 31, 2020, Mr. Alaix provided transition support as a consultant to the new CEO. In consideration for his consulting services, Mr. Alaix received a consulting stipend of $1,700,000, payable in nine equal monthly installments.

•
Any unvested equity awards that Mr. Alaix held during 2020 continued to vest during his service as an employee and as a consultant and thereafter to the same extent as if he had remained employed through the final vesting date, unless his services were terminated prior to December 31, 2020 for Cause (as defined under the Zoetis Executive Severance Plan) or voluntarily by Mr. Alaix (other than following a change in control of the company as defined under the Zoetis Executive Severance Plan).

•
If the company had terminated Mr. Alaix’ services without Cause prior to December 31, 2020, he would have remained entitled to all rights and benefits contemplated by the letter agreement.

•
Mr. Alaix was not entitled to any compensation or benefits under the Zoetis Executive Severance Plan or any other severance plan in connection with his retirement.

Under the letter agreement, Mr. Alaix has also agreed to perpetual nondisclosure and non-disparagement covenants and covenants concerning noncompetition and non-solicitation of customers, business relations, employees and other service providers of the company, each of which apply through December 31, 2021. In addition, Mr. Alaix’ consulting stipend and continued equity award vesting was subject to his execution of a release of claims in favor of the company.

20      ZOETIS 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
The following table summarizes the total compensation earned in 2020 by each of our directors who served as a non-employee director during 2020 and by Mr. Alaix during 2020.
Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)(3)(4)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total ($)
Juan Ramón Alaix	—	—	—(5)	—	—	$2,204,681(6)	$2,204,681
Paul M. Bisaro(7)	$125,000	$230,000	—	—	—	—	$355,000
Frank A. D’Amelio(8)	$100,000	$230,000	—	—	—	—	$330,000
Sanjay Khosla(8)	$100,000	$230,000	—	—	—	—	$330,000
Antoinette R. Leatherberry(9)	$8,333	$230,000	—	—	—	—	$238,333
Michael B. McCallister(10)	$275,000	$230,000	—	—	—	—	$505,000
Gregory Norden(11)	$125,000	$230,000	—	—	—	—	$355,000
Louise M. Parent(8)	$100,000	$230,000	—	—	—	—	$330,000
Willie M. Reed(8)	$100,000	$230,000	—	—	—	—	$330,000
Linda Rhodes(8)	$100,000	$230,000					$330,000
Robert W. Scully(12)	$125,000	$230,000	—	—	—	—	$355,000
William C. Steere, Jr.(8)	$100,000	$230,000	—	—	—	—	$330,000

(1)
Non-employee directors may defer the receipt of up to 100% of their annual cash retainer under the Zoetis Amended and Restated Non-Employee Director Deferred Compensation Plan (the “Director Deferral Plan”). Any deferrals under this plan are credited as phantom stock units in the Zoetis stock fund or an alternate investment fund, with each phantom unit representing one share of Zoetis common stock. Phantom units in the Zoetis stock fund receive dividend equivalent rights but do not receive voting rights. Deferrals will be settled in cash following the director’s separation from service. During 2020, one director, Mr. Steere, deferred all of his cash retainers into his account under the Director Deferral Plan.

(2)
The amounts in the Stock Awards column for all directors other than Mr. Alaix reflect the aggregate grant date value of restricted stock units granted to non-employee directors in 2020 calculated in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock unit granted to each non-employee director (other than Ms. Leatherberry) on February 11, 2020 was $144.03. The grant date fair value of each restricted stock unit granted to Ms. Leatherberry on December 8, 2020 was $158.99. Restricted stock units accrue dividend equivalents. Restricted stock units vest and are settled in shares of Zoetis common stock on the third anniversary of the date of grant, subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specified events. Dividend equivalents vest and are settled in shares of Zoetis common stock on the third anniversary of the date of grant of the underlying restricted stock units, subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specified events. As of December 31, 2020, the aggregate number of restricted stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. Bisaro, 7,032; Mr. D’Amelio, 7,032; Mr. Khosla, 7,032; Ms. Leatherberry, 1,446; Mr. McCallister, 7,032; Mr. Norden, 7,032; Ms. Parent, 7,032; Dr. Reed, 7,032; Dr. Rhodes, 7,032; Mr. Scully, 7,032; and Mr. Steere, 7,032.

(3)
Prior to 2015, each non-employee director was granted an equity retainer in the form of deferred stock units upon his or her election to the Board and annually thereafter. Deferred stock units vest fully on the date of grant, accrue dividend equivalents and are settled in Zoetis common stock only upon the director’s separation from service with the company. As of December 31, 2020, the aggregate number of deferred stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. D’Amelio, 9,656; Mr. Khosla, 9,656; Mr. McCallister, 10,438; Mr. Norden, 10,438; Ms. Parent, 9,656; Dr. Reed, 4,749; Mr. Scully, 9,656; and Mr. Steere, 10,438.

(4)
As of December 31, 2020, the aggregate number of restricted stock units (including dividend equivalents) held by Mr. Alaix was 65,271 and the aggregate number of performance award units held by Mr. Alaix was 47,883. The restricted stock units and performance award units were granted to Mr. Alaix during his service as Zoetis CEO pursuant to the Zoetis Inc. 2013 Equity and Incentive Plan, and accrue dividend equivalent units. The restricted stock units will vest and be settled in shares of Zoetis common stock on the third anniversary of the date of grant and dividend equivalents will vest and be settled in shares of Zoetis common stock on the third anniversary of the date of grant of the underlying restricted stock units, subject to earlier vesting and settlement upon certain specific events. Each performance award unit represents a contingent right to receive one share of Zoetis Inc. common stock. The performance award units are subject to three-year cliff vesting and are also subject to the satisfaction of applicable performance goals over a three-year performance period beginning January 1, 2019 and ending December 31, 2021. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares (including accrued dividend equivalent units) and depends upon the extent to which the performance goal is achieved, as determined by the company’s Human Resources Committee after the end of the performance period.

(5)
As of December 31, 2020, the aggregate number of stock options held by Mr. Alaix was 243,262. These stock options (right to buy Zoetis Inc. common stock) were granted to Mr. Alaix during his service as Zoetis CEO pursuant to the Zoetis Inc. 2013 Equity and Incentive Plan. The options vest on the third anniversary of the date of grant and expire on the tenth anniversary of the date of grant.

ZOETIS 2021 PROXY STATEMENT      21

CORPORATE GOVERNANCE AT ZOETIS
(6)
Represents (a) for providing CEO transition support as an employee from January 1, 2020 to March 31, 2020, cash payments of $300,000 in respect of Mr. Alaix’ base salary; and pursuant to the Zoetis Savings Plan and Zoetis Supplemental Savings Plan matching contributions and profit sharing of $195,537; and group life insurance payments of $9,144, and (b) for transition support as a consultant to the Chief Executive Officer and Board from April 1, 2020 through December 31, 2020, $1.7 million in consulting fees.

(7)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2020, (b) a cash retainer of $25,000 for service as Chair of the Quality and Innovation Committee during 2020 and (c) an equity retainer of 1,596 restricted stock units granted on February 11, 2020 with a grant date fair value of $230,000.

(8)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2020 and (b) an equity retainer of 1,596 restricted stock units granted on February 11, 2020 with a grant date fair value of $230,000.

(9)
Represents (a) a prorated cash retainer of $8,333 for service to the Board as a non-employee director beginning on December 8, 2020 through the remainder of 2020 and (b) an equity retainer of 1,446 restricted stock units granted on December 8, 2020 with a grant date fair value of $230,000.

(10)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2020, (b) a cash retainer of $150,000 for service as Chair of the Board during 2020, (c) a cash retainer of $25,000 for service as Chair of the Corporate Governance Committee during 2020 and (d) an equity retainer of 1,596 restricted stock units granted on February 11, 2020 with a grant date fair value of $230,000.

(11)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2020, (b) a cash retainer of $25,000 for service as Chair of the Audit Committee during 2020 and (c) an equity retainer of 1,596 restricted stock units granted on February 11, 2020 with a grant date fair value of $230,000.

(12)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2020, (b) a cash retainer of $25,000 for service as Chair of the Human Resources Committee during 2020 and (c) an equity retainer of 1,596 restricted stock units granted on February 11, 2020 with a grant date fair value of $230,000.

DIRECTOR SHARE OWNERSHIP GUIDELINES
We have share ownership guidelines applicable to non-employee directors, requiring directors to hold Zoetis shares with a value of at least five times their annual cash retainer (currently $500,000). For purposes of satisfying these requirements, (a) a director’s holdings of the company’s stock include, in addition to shares held outright, units granted to the director as compensation for Board service and shares or units held under a deferral or similar plan, and (b) each such unit has the same value as a share of the company’s common stock. Each non-employee director has five years from the date of (a) his or her first election as a director, or (b) if later, an increase in the amount of company stock required to be held, to achieve the share ownership requirement.

22      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION

ITEM 2	ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION (SAY ON PAY)
We are seeking your vote, on an advisory basis, on the compensation of our named executive officers as described in the Compensation Discussion and Analysis and the Executive Compensation Tables and accompanying narrative disclosure, as provided on pages 24 to 57 of this proxy statement. While the vote is not binding on the Board, the Human Resources Committee will consider the outcome of the vote when making future executive compensation decisions.
For background, Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) requires a shareholder advisory vote on the frequency of shareholder votes on executive compensation. We conducted this advisory vote on frequency most recently at our 2020 Annual Meeting of Shareholders, and our shareholders voted for, and our company will, continue to hold an annual advisory vote on executive compensation.
Our Board of Directors believes that our executive compensation program incentivizes and rewards our leadership for increasing shareholder value and aligns the interests of our management with those of our shareholders on an annual and long-term basis.
ITEM 2 RECOMMENDATION: OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF OUR EXECUTIVE COMPENSATION.

ZOETIS 2021 PROXY STATEMENT      23

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
In this Compensation Discussion and Analysis (“CD&A”) we describe our executive compensation philosophy and programs and the compensation decisions made by the Human Resources Committee (formerly the “Compensation Committee”) of the Board of Directors of Zoetis Inc. (the “Committee”) or the full Board of Directors regarding the 2020 compensation of our named executive officers (“NEOs”).
Zoetis’ executive compensation program is designed to attract, incent and reward our leadership for increasing shareholder value and align the interests of leadership with those of our shareholders on an annual and long-term basis.
Our NEOs for 2020, whose compensation is discussed in this CD&A and shown in the Executive Compensation Tables below, are:
NEO	Title
Kristin C. Peck	Chief Executive Officer (“CEO”)
Glenn C. David	Executive Vice President and Chief Financial Officer (“CFO”)
Catherine A. Knupp	Executive Vice President and President of Research and Development
Roman Trawicki	Executive Vice President and President of Global Manufacturing and Supply
Wafaa Mamilli	Executive Vice President and Chief Information and Digital Officer
2020 BUSINESS HIGHLIGHTS
Kristin Peck was appointed as the CEO of Zoetis effective January 1, 2020. Early in Ms. Peck’s tenure, Zoetis was presented with unexpected challenges resulting from the global COVID-19 pandemic and needed to quickly work to ensure colleague safety, reliable product supply and our ability to meet the evolving needs of our customers. At the beginning of the pandemic, the companion animal sector was impacted by reduced traffic to veterinary clinics during lockdowns, while the livestock sector experienced challenges due to spikes in COVID-19 cases in meat packing plants, lower demand for protein from dine-out sectors and shifts in production capacities, creating increased uncertainty and reduced profitability for livestock producers. Throughout 2020 and despite these challenges, Zoetis maintained its focus on the five strategic priorities set at the beginning of the year: drive innovative growth, enhance customer experience, lead in digital and data analytics, cultivate a high-performing organization and champion a healthier, more sustainable future. Additionally, in 2020, we continued to execute on our overall investment plans to support future growth with investments in Research and Development (“R&D”), capital expenditures and business development activities.
Our colleagues responded to the challenges of the pandemic with agility and resilience, delivering another year of strong operating performance. In 2020, Zoetis was able to successfully launch new products and digital platforms, maintain on-time shipping and deliveries of our products, successfully integrate newly acquired businesses and provide flexible and high levels of customer service and support under rapidly changing circumstances around the globe. In addition, we formalized our plans for sustainability and making Zoetis a more diverse, equitable and inclusive organization. We also continued delivering on our value proposition: growing revenue in line with or faster than the market; growing our adjusted net income faster than revenue; targeting key investment opportunities for growth; and returning excess capital to our shareholders.

24      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Our 2020 financial performance as compared to 2019 is illustrated in the chart below.
•
Financial Highlights. In 2020, we delivered operational revenue growth and increased profitability as highlighted below.

(For more information please review the company’s Annual Report on Form 10-K for fiscal year 2020 and this proxy statement.)
o
Revenue. For full year 2020, reported revenue was $6,675 million, an increase of 7% from 2019 and our operational3 revenue growth was 9% in 2020.

o
Net Income. Reported net income for 2020 was $1,638 million and adjusted net income4 for 2020 was $1,844 million. Excluding the impact of foreign exchange, our operational adjusted net income growth was 10% in 2020. In line with our value proposition, we grew adjusted net income faster than revenue on an operational basis.

o
Earnings Per Share (“EPS”). Reported diluted EPS for 2020 was $3.42 per diluted share, compared to $3.11 per diluted share reported in 2019. Adjusted diluted EPS4 for 2020 was $3.85 per diluted share, compared to the $3.64 per diluted share in 2019.

•
Driving Innovative Growth. Through our commitment to continuous innovation, we showed our unique strengths across the continuum of animal care — from prediction and prevention to detection and treatment of disease. During the pandemic, we kept major R&D programs and regulatory reviews on track and furthered our research advancements in areas like monoclonal antibodies for osteoarthritis pain in cats and dogs and vector vaccines for poultry. We stayed the course on critical projects for the future and achieved key milestones for our major products in 2020.

•
Enhancing the Customer Experience. In 2020, we connected with our customers in more virtual ways and we were able to maintain high-quality, on-time delivery of products to our customers throughout the COVID-19 pandemic. Our field force colleagues continued to engage with customers and address their needs utilizing digital technology, from remote diagnostic product installations to virtual customer trainings and technical consultations. In addition, our field force and marketing teams used advanced analytics to identify customer needs and deliver more personalized service. We also strengthened our engagement with pet owners, by increasing our investment in direct-to-consumer advertising and the availability of our products through on-line channels for major brands like Apoquel®, our anti-itch treatment for dogs, and Simparica®, a parasiticide for fleas and ticks in dogs.

Operational revenue growth (a non-GAAP financial measure) is defined as revenue growth excluding the impact of foreign exchange. Page 49 of our 2020 Annual Report on Form 10-K, filed with the SEC on February 16, 2021, contains a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2020.

Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 51 to 54 of our 2020 Annual Report on Form 10-K, filed with the SEC on February 16, 2021, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2020.

ZOETIS 2021 PROXY STATEMENT      25

EXECUTIVE COMPENSATION
•
Leading in Digital and Data Analytics. We made great strides in 2020 in digital and data, including through enhanced e-commerce platforms, new data analytics capabilities, and improved diagnostic connectivity which enabled more veterinary clinics to “talk” with our growing set of Zoetis diagnostic analyzers, and with our acquisition of Performance Livestock Analytics in April 2020, we enhanced our ability to offer data analytics on the farm, empowering our cattle customers to analyze trends in feed efficiencies, evaluate costs and performance, and maintain health protocols for each animal.

•
Cultivating a High-Performing Organization. While all of our colleagues around the world needed to work differently in 2020 due to the pandemic, colleague engagement across Zoetis was at an all-time high (89% engagement rate as measured by our 2020 Colleague Engagement Surveys), with our colleagues recognizing the actions Zoetis has taken to protect colleague safety and help ensure their well-being. We also accelerated our diversity, equity and inclusion (“DE&I”) strategy by advancing a number of initiatives, including the rollout of DE&I education to all colleagues around the globe and establishing our longer-term aspirations to make Zoetis a more diverse, equitable and inclusive organization:

o
We aspire to increase the representation of people of color in the U.S. from 21% to 25% of our total U.S. colleague population by the end of 2025, and specifically increase representation of Black colleagues from 4% to 5% of our U.S. population and representation of Latinx colleagues from 5% to 6% of our U.S. population in that same timeframe.

o
We also aspire to increase the percentage of women among our management ranks around the world by increasing the percentage of women at the level of director and above globally from 32% to 40% by the end of 2025.

•
Championing a Healthier, More Sustainable Future. We are committed to advancing the health of animals and supporting the people who care for them. Reporting our progress in key sustainability areas goes hand-in-hand with sharing our business results, and in 2020 we issued our first Environmental, Social and Governance (“ESG”) Review aligned with the Sustainability Accounting Standards Board (“SASB”) Health Care — Biotechnology & Pharmaceutical industry standards and the Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations. We launched the Zoetis Sustainability Agenda in 2020 and defined three key areas that build on our previous sustainability work:

o
Care and collaborate through partnerships and support of colleagues and communities;

o
Innovate in animal health to help solve sustainability challenges faced by animals and people; and

o
Protect the planet by stewarding resources and minimizing the direct impact of the company’s operations.

•
Business Development. We invested in growth opportunities that create shareholder value in the short and long term through:

o
Our acquisition of Performance Livestock Analytics, which uses cloud-based technology to automate on-farm data collection and provides powerful analytics to help feedlots make better financial, nutrition and animal health decisions for their operations;

o
Our acquisition of Fish Vet Group, a strategic addition to our aquaculture business, which develops and commercializes fish vaccines and offers services in vaccination and diagnostics;

o
Our acquisition of Virtual Recall, an innovative business that helps veterinary practices improve their service offering and communication with pet owners;

o
Our acquisition of Ethos Labs, a veterinary reference lab business dedicated to serving leading specialty animal hospitals, the greater veterinary community and researchers; and

o
Our launch of Pumpkin Insurance Services, a new pet insurance business which combines comprehensive pet insurance with the option for preventive care.

•
Dividends and Capital Allocation. We remained committed to reallocating excess capital to shareholders throughout the year and paid $380 million in dividends. We also bought back approximately $250 million Zoetis shares in the first quarter of 2020 before we temporarily suspended our share repurchase program in light of the COVID-19 pandemic. In January 2021, we resumed share repurchases under our share repurchase program. Additionally, in December 2020, our Board of Directors declared a first quarter 2021 dividend of $0.25 per share, a 25% increase over the quarterly dividend rate we paid in 2020 of $0.20 per share, demonstrating our commitment to capital returns for shareholders.

26      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
2020 COMPENSATION HIGHLIGHTS
Our financial and other performance achievements were directly and indirectly reflected in the outcomes of our incentives. Annual Incentive Plan (“AIP”) payouts for NEOs ranged from 116.0% to 118.7% of target. Performance-vesting restricted stock units (“performance award units”) for the 2018-2020 performance period vested at 200% of target, reflecting relative total shareholder return (“Relative TSR”) performance at the 94th percentile of the S&P 500 Group.
Key updates made by the Committee included the following:
•
Committee Charter. In October 2020, the Zoetis Board of Directors expanded the Committee’s Charter to include human capital management responsibilities, including oversight of the company’s talent development, DE&I activities and colleague engagement initiatives, programs and policies. To reflect the inclusion of these additional responsibilities, the name of the committee was changed from “Compensation Committee” to “Human Resources Committee”.

•
Compensation Peer Group. The Committee annually reviews the company’s compensation peer group to provide a robust number of peer companies and a good balance of companies across the pharmaceutical, biotechnology, life sciences, and healthcare equipment industries that are similar in size and scope to Zoetis. As part of this annual review, Celgene Corporation, Mylan N.V. and Perrigo Company plc, were removed, and the following five companies were added: Becton, Dickinson and Company, Gilead Sciences, Inc., IDEXX Laboratories, Inc., Intuitive Surgical, Inc. and Thermo Fisher Scientific Inc. The revised peer group will be used by the Committee in making 2021 compensation decisions.

•
DE&I Objectives. In support of Zoetis’ DE&I strategy, the 2021 Zoetis Executive Team objectives, including the objectives of the NEOs, approved by the Committee in February 2021 include performance measures to drive progress towards our DE&I aspirations as described in the Cultivating a High-Performing Organization section of the 2020 Business Highlights.

CEO COMPENSATION: AT A GLANCE
Ms. Peck’s target total direct compensation in 2020 was comprised of a base salary, a target annual incentive compensation opportunity and a target long-term incentive compensation opportunity.
Base Salary and Annual Incentive
Ms. Peck’s 2020 base salary was $1,100,000 and her target annual incentive opportunity was 120% of her base salary, providing for an annual target total cash compensation of $2,420,000.
On February 9, 2021, the Committee recommended, and on February 10, 2021, the Board of Directors approved, an annual incentive payment for 2020 of $1,531,200 (116% of the annual incentive target) for Ms. Peck based on Zoetis’ 2020 financial results and her individual performance.
Long-Term Incentive
On February 11, 2020, Ms. Peck received a long-term equity incentive grant with a total grant date fair value of $7,580,000 consisting of 50% performance award units, 25% Restricted Stock Units (“RSUs”) and 25% stock options. Each of these awards (17,426 performance award units, 13,156 RSUs and 55,866 stock options) is subject to three-year cliff vesting and vests 100% on the third anniversary of the date of grant, generally subject to Ms. Peck’s continued employment through the vesting date and, in the case of performance award units, the company’s results against its three-year Relative TSR goals.

ZOETIS 2021 PROXY STATEMENT      27

EXECUTIVE COMPENSATION
Target Total Direct Compensation (“TTDC”)
The chart below shows the TTDC for Ms. Peck for 2020:
CEO Pay Ratio
Item 402(u) of the SEC’s Regulation S-K (the “SEC Regulation”), which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with the SEC Regulation.
To identify our median employee, we chose “annual base pay” as our globally consistent definition of pay. We calculated annual base pay using a methodology that reasonably reflects the annual compensation of employees, which included reasonable estimates of hours worked for hourly workers and annualized base pay for newly hired employees. We chose not to exclude any employees and used a valid statistical sampling approach to estimate the global median base pay of our workforce. Then we selected an individual whose base pay as of October 12, 2020, was at or near that value.
For 2020, our median employee’s annual total compensation (determined in a manner consistent with that of Ms. Peck in the Summary Compensation Table) was $74,623. Ms. Peck’s total annual compensation for the year ended December 31, 2020, as disclosed in the Summary Compensation Table, was $10,374,312. Therefore, the ratio of Ms. Peck’s pay to our median employee’s pay was 139 to 1.

28      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
OUR COMPENSATION PROGRAM
COMPENSATION PHILOSOPHY
Our compensation philosophy, which is set by the Committee, is summarized below:
Compensation Philosophy	Objectives
Pay for Performance	Foster a pay for performance culture by tying a large portion of our executives’ pay to performance against pre-established annual company financial and operational metrics, as well as pre-established annual individual goals for each executive
Align Management Interests with Shareholders	Align the interests of management with results delivered to our shareholders through the use of long-term incentive programs that are designed to reward executives for increasing the value of our shareholders’ investment
Pay Mix	Provide competitive compensation opportunities over the short term (base salary and annual incentives) and long term (equity-based long-term incentive awards) which are intended to retain our experienced management team, enable us to attract new qualified executives when needed and remain externally aligned with the compensation practices of our peer group, with the majority of pay at-risk and tied to long-term performance
BASIC PRINCIPLES OF OUR EXECUTIVE COMPENSATION PROGRAM
Key principles and elements of our executive compensation program are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.
WHAT WE DO:
✓
Emphasize pay for performance — our executive compensation program emphasizes variable pay over fixed pay, with more than three-quarters of our executives’ target compensation tied to our financial results and stock performance.

✓	Maintain a three-year cliff vesting schedule for equity-based long-term incentive awards.
✓	Require executives to comply with market-competitive stock ownership guidelines.
✓	Require executives to hold net shares upon the exercise of stock options or vesting of stock until they achieve the relevant stock ownership guideline.
✓	Maintain a policy prohibiting traditional perquisites of employment (as determined by our Board of Directors) for our employees, including our NEOs.
✓	Maintain anti-hedging and anti-pledging policies applicable to our directors and employees, including our NEOs.
✓
Maintain a claw-back policy that allows us to recover incentive payments based on financial results that are subsequently restated or in response to certain inappropriate actions on the part of our executives. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards.

✓	Provide for “double trigger” equity award vesting and severance benefits following a change in control.
✓
Provide severance benefits through an Executive Severance Plan, consisting of cash equal to a multiple of base salary and target annual incentive, as well as continued health and welfare benefits, as described in the Executive Severance Plan.

✓	Use an independent compensation consultant when designing and evaluating our executive compensation policies and programs.
✓	Conduct an annual risk assessment to ensure that the company’s pay programs and practices do not create risks that are likely to have a material adverse impact on the company.
WHAT WE DON’T DO:
✘
Maintain employment agreements with our executives, including our NEOs (other than agreements that are required or customary for executives outside of the U.S., and short-term agreements for specific purposes).

✘	Allow repricing of stock options without shareholder approval.
✘
Provide tax “gross ups” to any of our executives, including our NEOs (except with respect to certain international assignment or relocation expenses, consistent with our policies and available on the same basis to all eligible employees).

✘	Provide for “single trigger” equity award vesting or other “single trigger” payments or benefits upon a change in control.

ZOETIS 2021 PROXY STATEMENT      29

EXECUTIVE COMPENSATION
ELEMENTS OF 2020 COMPENSATION
Element	Description and Purpose	Comments
Cash Compensation
Base Salary	• Fixed cash compensation that reflects fulfillment of day-to-day responsibilities, skills and experience. • Addresses employee cash-flow needs and retention objectives.	• Reviewed annually in light of changes in market practice, performance and individual responsibility.
Annual Incentive Plan (“AIP”)
•
Annual cash incentive that rewards achievement of our financial and strategic/operational goals, as well as the individual performance of the NEO and, along with base salary, provides a market-competitive annual cash compensation opportunity.

•
For 2020, the AIP pool was funded based on Zoetis’ performance against revenue, adjusted diluted EPS and free cash flow goals.

•
Amount of payout is based on the extent of achievement of company and individual goals set and approved by the Committee in the first quarter of each year.

•
The Committee may exercise discretion in considering performance results in the context of other strategic and operational objectives.

Long-Term Incentives
Performance Award Units
•
Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting and the company’s performance against its three-year Relative TSR goals.

•
Align NEO and shareholder interests, as the value NEOs realize from their performance award units depends on the value of the shareholders’ investment relative to other similar investment opportunities over the same time period.

•
In 2020, the target number of performance award units represented 50% of each NEO’s long-term incentive opportunity based on the grant date fair value of the awards.

•
Three-year cliff vesting: units earned based on the company’s TSR results over the three-year performance period relative to the TSR results of the S&P 500 Group (as described below under “Long-Term Incentives”) vest 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

•
Paid out in shares of our company common stock upon vesting, with the payout ranging from 0% to 200% of target (including dividend equivalents), depending on the extent to which the pre-determined performance goals have been achieved.

•
Dividend equivalents are accrued over the vesting period and paid when and if the performance award units vest (subject to the same vesting conditions as the underlying performance award units).

30      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Element	Description and Purpose	Comments
Long-Term Incentives (Continued)
Stock Options
•
Equity awards that provide value based on growth in our stock price.

•
Intended to focus NEOs on increasing the company’s stock price.

•
Reward NEOs for increases in the stock price over a period of up to ten years.

•
In 2020, stock options represented 25% of each NEO’s long-term incentive opportunity based on the grant date fair value of the awards.

•
Exercise price equals 100% of the stock price on the date of grant.

•
Ten-year term.

•
Three-year cliff vesting: vests 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

Restricted Stock Units (“RSUs”)
•
Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting.

•
Align NEO and shareholder interests, as NEOs will realize a higher value from RSUs from an increasing stock price.

•
In 2020, RSUs represented 25% of each NEO’s long-term incentive opportunity based on the grant date fair value of the awards.

•
Three-year cliff vesting: vests 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

•
Paid out in shares of our company common stock upon vesting.

•
Dividend equivalents are accrued over the vesting period and paid when and if the RSUs vest (subject to the same vesting conditions as the underlying RSUs).

Retirement
U.S. Savings Plan (“Savings Plan”)
•
A tax-qualified 401(k)/profit sharing plan that allows U.S. participants to defer a portion of their compensation, up to U.S. Internal Revenue Code (“IRC”) and other limitations, and receive a company matching contribution.

•
A discretionary profit sharing contribution of up to 8% of an employee’s pay, within IRC limitations and based on company performance.

•
We provide a matching contribution of 100% on the first 5% of an employee’s pay contributed to the Savings Plan, up to IRC limitations.

•
For 2020, we made a profit sharing contribution of 4% of pay (within IRC limitations) to all eligible U.S. employees.

Supplemental Savings Plan
•
A non-qualified deferred compensation plan that makes up for amounts that would otherwise have been contributed to the Savings Plan (by the employee or as matching or profit sharing contributions by the company) but could not be contributed due to IRC limitations.

•
Also allows NEOs and certain other executives to defer up to an additional 60% of the amount of their AIP payment that is over the IRC 401(a)(17) limit and that is not matched by the company.

• Matching and profit sharing contributions are notionally credited as company stock.

ZOETIS 2021 PROXY STATEMENT      31

EXECUTIVE COMPENSATION
Element	Description and Purpose	Comments
Retirement (Continued)
Equity Deferral Plan
•
The Zoetis Equity Deferral Plan allows the most senior leaders of the company (11 U.S. employees, including the NEOs) to defer the receipt of our company’s common stock upon vesting of RSUs and performance award units.

•
Participation in this plan is voluntary.

•
Participants may elect to defer up to 100% of the company common stock to be received upon vesting, or a lesser amount in 25% increments.

•
Participants may elect to receive their deferred shares upon termination of employment in a lump sum or in annual installments (special provisions provide for situations such as death or disability, or to comply with IRC regulations, as described more fully in the Zoetis Equity Deferral Plan).

•
In general, election decisions must be made by the end of the year before the RSUs are granted, and by the end of the second year of a three-year performance period for performance award units.

Severance
Executive Severance Plan
•
Severance benefits provided to NEOs and certain other executives (currently 12 employees, including the NEOs) upon an involuntary termination of employment without cause (whether before or after a change in control), or upon a “good reason” termination of employment upon or within 24 months following a change in control.

•
Facilitates recruitment and retention of NEOs and certain other executives by providing income security in the event of involuntary job loss.

•
Provides the CEO with:

o
1.5 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control).

o
2.5 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

•
Provides other executives, including the NEOs other than the CEO with:

o
1 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control).

o
2 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

SAY ON PAY CONSIDERATION AND SHAREHOLDER OUTREACH
At our 2020 Annual Shareholders Meeting, we held a shareholder advisory vote on the compensation of our NEOs in 2019 (“say on pay”). Our shareholders overwhelmingly approved the compensation of our NEOs, with 93.8% of the votes cast in favor of our say on pay resolution. We believe that the outcome of our say on pay vote signals our shareholders’ support of our compensation approach, specifically our efforts to retain and motivate our NEOs and to align pay with performance and the long-term interests of our shareholders. We value feedback from our shareholders, and throughout 2020 we continued to actively engage our shareholders through virtual participation in numerous investor meetings.
The Committee reviewed and considered these voting results and our shareholder engagement activities, among other factors described in this CD&A, in evaluating the company’s executive compensation program.

32      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
THE COMMITTEE’S PROCESS
Pursuant to its Charter, the Committee is responsible for, among other duties:
•
Reviewing and approving the company’s overall compensation philosophy;

•
Overseeing the administration of related compensation and benefit programs, policies and practices;

•
Reviewing and approving the company’s peer companies and data sources for purposes of evaluating the company’s compensation competitiveness;

•
Establishing the appropriate competitive positioning of the levels and mix of compensation elements;

•
Evaluating the performance of the CEO against performance goals and objectives approved by the Board of Directors in the first quarter of the year;

•
Approving the performance goals, evaluating the performance of each executive against individual performance goals established in the first quarter of the year and approving the compensation of the company’s executive officers; and

•
Overseeing the company’s programs and policies regarding talent development, colleague engagement and diversity, equity and inclusion.

At the beginning of each year, the Committee meets and approves strategic, financial and operational objectives for the CEO, the other NEOs and the other members of the Zoetis Executive Team (“ZET”) for the upcoming year, and evaluates the performance of the CEO, the other NEOs and the other ZET members for the previous year.
The CEO does not play any role in the Committee’s determination of her own compensation. For the other NEOs and ZET members, the CEO presents the Committee with recommendations for each element of compensation. The CEO bases these recommendations upon her assessment of each individual’s performance, the performance of the relevant functions overseen by the individual, benchmark information and retention risk. The Committee then reviews the CEO’s recommendations, makes appropriate adjustments and approves compensation changes at its discretion.
ROLE OF THE COMPENSATION CONSULTANT
The Committee retained Willis Towers Watson to serve as its executive compensation consultant for 2020. While Willis Towers Watson may make recommendations on the form and amount of compensation, the Committee continues to make all decisions regarding the compensation of our NEOs, subject to the review (and approval in the case of the CEO) of the other independent directors. In 2020, Willis Towers Watson served the Committee in a variety of activities, including:
•
Reviewing and advising the Committee on evolving trends in executive compensation and as to materials presented by management to the Committee;

•
Attending all 2020 Committee meetings and communicating with the Committee Chair between meetings as necessary;

•
Providing the Committee with advice, pay for performance analytics and benchmarking norms related to the compensation of the CEO, the other NEOs and the other ZET members;

•
Reviewing our compensation peer group and recommending changes;

•
Reviewing our annual incentive and long-term incentive plan design;

•
Reviewing recommendations for stock ownership guidelines for our executives;

•
Reviewing and assessing our incentive and other compensation programs to ensure they do not create undue risk for the company; and

•
Reviewing this CD&A and related Executive Compensation Tables.

ZOETIS 2021 PROXY STATEMENT      33

EXECUTIVE COMPENSATION
PEER GROUP AND COMPENSATION BENCHMARKING
Each year, the Committee conducts a review of Zoetis’ compensation peer group of publicly-traded companies that is used for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs and the other ZET members, to determine if any changes are necessary or appropriate. Our peer group selection looks beyond our animal health competitors to a broader list of companies in the pharmaceutical, biotechnology, life sciences and healthcare equipment industries. Additionally, companies with similar sales and market capitalization, as well as similarities to Zoetis in the nature of their businesses, and the availability of relevant comparative compensation data, are also considered.
The compensation peer group used in the determination of 2020 executive compensation was comprised of the 14 peer companies listed in the table below:
Agilent Technologies, Inc.	Illumina, Inc.
Alexion Pharmaceuticals, Inc.	IQVIA Holdings Inc.
Baxter International Inc.	Mettler-Toledo International Inc.
Biogen Inc.	Mylan N.V.**
Boston Scientific Corporation	Perrigo Company plc
Celgene Corporation*	Stryker Corporation
Elanco Animal Health Incorporated	Zimmer Biomet Holdings, Inc.

*
In November 2019, Celgene Corporation was acquired by Bristol-Myers Squibb Company.

**
In November 2020, Mylan N.V. merged with the Upjohn division of Pfizer Inc., to form Viatris Inc.

Zoetis ranked in the 41st percentile in revenue and 84th percentile in total market capitalization among the companies in the above peer group.
In determining the elements of 2020 compensation for our NEOs, we used the following benchmarks:
•
Proxy statement data for the peer group as disclosed in each company’s prior year CD&A and Executive Compensation Tables.

•
Willis Towers Watson’s executive compensation survey data from our peer companies and, to ensure robust data for benchmarking purposes, from similarly sized companies in life sciences and other industries.

While the Committee does not set a specific compensation level relative to the peer group or survey data, this information is considered by the Committee as it applies its judgment to compensation decisions.
As a result of the Committee’s 2020 annual compensation peer group review and due to changes in the market capitalization of the companies above relative to Zoetis’ market capitalization, the Committee revised the company’s compensation peer group for 2021, in order to maintain a robust number of peer companies and a good balance of companies of similar size and scope across the various industries in which Zoetis competes for talent. The Committee decided to remove three companies (Celgene Corporation, Mylan N.V. and Perrigo Company plc) and add five companies (Becton, Dickinson and Company, Gilead Sciences, Inc., IDEXX Laboratories, Inc., Intuitive Surgical, Inc. and Thermo Fisher Scientific Inc.), bringing the number of peer companies to 16. The revised peer group will be used by the Committee in making 2021 compensation decisions.
The Committee will continue to review our compensation peer group on an annual basis and will make any adjustments that are deemed to be appropriate for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs, and the other ZET members.
ROLE OF MANAGEMENT IN COMPENSATION DECISIONS
Our CEO and Chief Human Resources Officer provide the Committee with preliminary recommendations for compensation of the NEOs and other members of the ZET other than themselves. The Committee, with the advice of its independent compensation consultant, approves the compensation for the NEOs (other than the CEO) and the other members of the ZET, and recommends the compensation of the CEO to our full Board of Directors for approval by its non-executive members.

34      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
2020 COMPENSATION PROGRAM AND DECISIONS
COMPENSATION STRUCTURE
The compensation structure for our executives, including our NEOs, reflects our overall compensation philosophy of emphasizing pay for performance and aligning the interests of our executive officers and our shareholders, and is designed to emphasize incentive compensation over fixed compensation and equity compensation over cash compensation. For all our NEOs, long-term incentive compensation is entirely equity-based and makes up the largest portion of their pay mix. In 2020, 89% of the Target Total Direct Compensation (“TTDC”) of Ms. Peck was incentive-based pay, either subject to achievement of performance goals or with value directly tied to the price of our common stock. For each of our NEOs other than Ms. Peck, on average 75% of TTDC was incentive-based pay.
The table and charts below show the mix of TTDC for our NEOs for 2020. The TTDC for our NEOs reflects their base salaries and target annual incentive opportunities as of the end of the year. The numbers in this table differ from those shown in the 2020 Summary Compensation Table (provided later in this proxy statement) in that the Summary Compensation Table reflects actual base salary and annual incentives earned during 2020 (rather than target amounts), and this table does not include all compensation information required to be presented in the Summary Compensation Table under the rules of the SEC.
2020 NEO Compensation Structure*
					Pay Mix
NEO	Base Salary	Target Annual Cash Incentive	Long-Term Equity Incentive	Target Total Direct Compensation	Base Salary	Target Annual Incentive	Long- Term Incentive
Kristin C. Peck	$1,100,000	$1,320,000	$7,580,000	$10,000,000	11%	13%	76%
Glenn C. David	$725,000	$580,000	$2,550,000	$3,855,000	19%	15%	66%
Catherine A. Knupp	$710,000	$568,000	$1,800,000	$3,078,000	23%	18%	58%
Roman Trawicki	$675,000	$540,000	$1,300,000	$2,515,000	27%	21%	52%
Wafaa Mamilli	$600,000	$480,000	$800,000	$1,880,000	32%	26%	43%

*
Amounts in this table are as of December 31, 2020.

ZOETIS 2021 PROXY STATEMENT      35

EXECUTIVE COMPENSATION
BASE SALARY
Base salary is the principal fixed component of the TTDC of our NEOs and is determined by considering the relative importance of the position, the competitive marketplace and the individual’s performance and contributions. In setting base salaries and determining salary increases for our NEOs, the Committee considers a variety of factors, including:
•
Level of responsibility;

•
Individual and team performance;

•
Internal review of the NEO’s total compensation, both individually and relative to our other officers and executives with similar levels of responsibility within the company; and

•
General levels of salaries and salary changes relative to officers and executives with similar responsibilities at peer group companies.

With regard to individual and team performance, the Committee considers the CEO’s evaluation of the individual performance of each NEO. Salary levels are typically reviewed annually as part of the Committee’s performance review process and would otherwise be reviewed in the context of a promotion or other change in job responsibility.
After taking into consideration the factors listed above, the Committee approved increases to the base salaries (and corresponding increases to the target incentives) of Mr. David, Dr. Knupp, and Mr. Trawicki effective January 1, 2020, as reflected in the section above entitled “Compensation Structure”. Ms. Mamilli commenced employment with the company on January 28, 2020 and the section above entitled “Compensation Structure” reflects her 2020 base salary.
ANNUAL INCENTIVE PLAN (“AIP”)
Our AIP is our annual cash incentive plan, which is intended to reward all AIP-eligible employees, including our NEOs, for achievement of company financial and strategic/operational goals, as well as achievement of their own individual performance goals as determined by the Committee and in the case of the CEO, the Zoetis Board of Directors.

Our AIP utilizes a funded pool approach. An overall target AIP pool for the year is determined by adding together the target AIP payouts for each eligible employee, including the NEOs. The actual amount of the AIP pool for 2020 was determined by the Committee based on the company’s attainment of the revenue, adjusted diluted EPS and free cash flow goals (weighted 40%, 40% and 20%, respectively) approved by the Committee in the first quarter of the year.

The three measures (revenue, adjusted diluted EPS and free cash flow) were selected because they reflect the successful execution of our business strategy and support the achievement of the company’s annual operating plan; more specifically:
•
Revenue and adjusted diluted EPS are measures that shareholders closely track in their analysis of our performance

•
Free cash flow helps drive the efficient management of working capital and discipline in capital expenditures

The threshold, target and maximum performance levels for AIP pool funding for 2020 were established by the Committee in early 2020.

36      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPANY 2020 PERFORMANCE
The revenue, adjusted diluted EPS and free cash flow target levels and results reflected here and used to determine the funding level of our AIP pool exclude the impacts of foreign exchange during 2020 and are therefore different from our reported revenue, adjusted diluted EPS and free cash flow results of $6,675 million, $3.85 per share and $1,638 million, respectively. The impact of foreign exchange and other factors not subject to management control (as determined by the Committee) are excluded for purposes of determining AIP performance achievement because they are not direct measures of the company’s operating performance. These adjusted financial results for 2020 led to above-target payouts under our AIP:
•
Revenue, excluding the impacts of foreign exchange, was $6,758 million, 99.8% of the 2020 revenue target established for the AIP of $6,770 million.

•
Adjusted diluted EPS, excluding the impacts of foreign exchange, was $3.94 per share, 99.9% of the 2020 adjusted diluted EPS target established for the AIP of $3.95 per share.

•
Free cash flow in 2020, excluding the impacts of foreign exchange, was $1,719 million, which was 121.2% of our 2020 free cash flow target established for the AIP of $1,418 million.

Given these results, the Committee approved an aggregate funding level of 116% of target for payment of awards under the AIP. The Committee believes this funding level recognizes Zoetis’ delivery of strong 2020 financial performance, especially in light of the business challenges posed by the COVID-19 pandemic. In arriving at this funding level, the Committee did not adjust financial goals to account for the impact of the pandemic.
The threshold, target and maximum performance levels for AIP pool funding, as well as the actual results for 2020, are shown in the table below:
The target payout levels for our NEOs were set by the Committee (and, in the case of Ms. Peck, the Board of Directors) in February 2020. Payouts under the AIP program can range from 0% to 200% of the target level depending on actual performance.

ZOETIS 2021 PROXY STATEMENT      37

EXECUTIVE COMPENSATION
CEO 2020 PERFORMANCE
In determining Ms. Peck’s 2020 annual incentive payment, the Board of Directors and the Committee considered the strong financial results achieved by the company under Ms. Peck’s leadership, including performance against the revenue, adjusted diluted EPS and free cash flow metrics included in the AIP. The Board of Directors and the Committee also considered Ms. Peck’s other 2020 achievements, including those summarized in the table below.
CEO 2020 Achievements
As Ms. Peck commenced her role as CEO on January 1, 2020, she established the company’s core strategic priorities, building on the legacy of Zoetis’ success and reflecting new areas of opportunity. As the COVID-19 pandemic quickly evolved in the first quarter of 2020, Ms. Peck led the organization through a robust mitigation plan, which included: implementing measures for keeping Zoetis colleagues and customers safe and supported and enhancing colleague support and benefits, where appropriate. Despite the challenges of COVID-19, we were able to maintain a safe work environment and supportive culture for colleagues, while safeguarding a reliable supply of high-quality products and meaningfully advancing each of our core strategic priorities.
Financial Achievements	We continue to create shareholder value through our consistently strong financial performance. We delivered our seventh consecutive year of operational revenue growth and increased profitability.
Drive Innovative Growth
We delivered innovative solutions across the continuum of care by focusing our research and development in key opportunity areas.
For Companion Animals:
•
We received U.S. Food and Drug Administration (“FDA”) approval for Simparica Trio® (sarolaner, moxidectin, and pyrantel chewable tablets), a triple combination parasiticide for dogs that delivers all-in-one protection from heartworm disease, ticks and fleas, roundworms and hookworms.

•
We received European Commission marketing authorization for Librela®, the first injectable monoclonal antibody therapy to treat osteoarthritis pain in dogs.

•
In our Diagnostics portfolio, we launched Vetscan Imagyst®, which uses a combination of image recognition technology, algorithms and cloud-based artificial intelligence to deliver rapid testing results to veterinary clinics.

For Livestock:
•
We received regulatory approval for Draxxin Plus® in the European Union (“EU”), an antimicrobial for livestock that delivers a full course of antibiotic therapy against bovine respiratory disease in a single dose.

•
We received approval of CircoMax® Myco, a trivalent vaccine in the EU, which protects pigs against porcine circovirus and mycoplasma hyopneumoniae.

We also continued to invest in the lifecycle evolution of our market-leading portfolio, successfully expanding geographically and adding new claims, new formulations or new species approvals for these key franchises: Bovi-Shield Gold®, Vanguard®, Poulvac®, Suvaxyn®, Fostera® Gold PCV MH, Inforce™, Cerenia®, Revolution® Plus, Simparica®, Cytopoint®. We also received product approvals in China for Simparica® and, Rimadyl® (injectable and chewable).

Business Development
We invested in growth opportunities that create shareholder value in the short and long term:
•
We acquired Performance Livestock Analytics, which uses cloud-based technology to automate on-farm data collection and provides powerful analytics to help feedlots make better financial, nutrition and animal health decisions for their operations.

•
We acquired Fish Vet Group, a strategic addition to our aquaculture business which develops and commercializes fish vaccines and offers services in vaccination and diagnostics.

•
We acquired Virtual Recall, an innovative business that helps veterinary practices improve their service offering and communication to pet owners.

•
We acquired Ethos Labs, a veterinary reference lab business dedicated to serving leading specialty animal hospitals, the greater veterinary community and researchers.

•
We launched Pumpkin Insurance Services, a new pet insurance business which combines comprehensive pet insurance with the option for preventive care.

•
We completed the integration of Abaxis, a point-of-care diagnostics company that we acquired in 2018.

38      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
CEO 2020 Achievements
Improvements and Investments in Manufacturing Quality, Cost and Reliable Supply
We focused on improvements in manufacturing quality, cost and reliable supply initiatives:
•
We maintained supply throughout the COVID-19 pandemic, supporting sales in the first half of 2020 by executing supply protection measures including increasing our inventory holdings, setting up social distancing and other COVID-19 safety protocols, in our plants and distribution centers, and making updates to shipping and distribution routes to maintain operations and avoid delays caused by the pandemic.

Enhance Customer Experience
We maintained our strong focus on customer experience throughout 2020 and adapted to new challenges presented by the pandemic:
•
We established a global benchmark of customer satisfaction and Net Promoter Scores across 10 key markets and exceeded the scores of all of our core competitors and other industry players.

•
We connected with customers in more virtual ways in 2020 and achieved high and industry leading satisfaction survey results globally with our product use, innovation and efficacy as well as our sales representative relationships.

•
We maintained quality, reliable supply for our markets throughout the COVID-19 pandemic and executed supply protection contingencies.

Cultivate a High-Performing Organization
We worked to engage and retain a high-performing workforce:
•
We developed our Diversity, Equity and Inclusion (“DE&I”) strategy, communicated internally and externally about our DE&I aspirations and rolled out DE&I education to colleagues around the globe.

•
We established a DE&I Council comprised of a diverse group of colleagues across locations, functions and communities, who serve as ambassadors and champions for DE&I initiatives across Zoetis.

•
We refreshed our talent strategy, including plans for senior leader development programs.

•
We enhanced our workplace policies to ensure colleague safety and well-being during the COVID-19 pandemic, including the enablement of remote working arrangements and addressing the diverse and evolving needs of our colleague population.

•
We were named one of Working Mother magazine’s “100 Best Companies for Working Mothers” for the seventh consecutive year and the National Association for Female Executives (“NAFE”) recognized Zoetis for its commitment to women’s advancement for the third time. Additionally, we received workplace recognition in various markets around the world including Great Place to WorkTM awards in Canada, Italy, Costa Rica and Turkey; 2020 Kincentric Best Employer in China; Top Employers Institute award in Belgium, and EXAME Magazine “The Best & Biggest — The 1000 Biggest Companies in Brazil” recognition.

Champion a Healthier and More Sustainable Future
•
We published our Environmental, Social and Governance (“ESG”) Review, providing more information on our sustainability initiatives, including disclosures on energy, waste and workforce metrics. This is the animal health industry’s first stand-alone disclosure of key performance indicators based on the Sustainability Accounting Standards Board (“SASB”) and Taskforce on Climate-related Financial Disclosures (“TCFD”), which are leading global sustainability frameworks.

•
We launched Zoetis’ Sustainability Agenda including strategic areas of focus, an operational plan and program metrics.

•
We appointed four leaders to advance our aspirations and commitments in sustainability:

o
Our first Head of Sustainability, responsible for stewarding the company strategy and tracking accountability for its commitments, partnerships and philanthropy;

o
A global Chief Medical Officer, a veterinarian and expert in animal health with responsibility for global commercial development, customer experience and sustainability;

o
A Chief Talent, Diversity, Equity and Inclusion Officer to manage Zoetis’ activities to enhance diversity, equity and inclusion within our culture and across our colleague population; and

o
A new Chief Compliance Officer to administer and enhance the company’s global compliance and enterprise risk management programs.

After considering these achievements and Ms. Peck’s overall 2020 performance, the Committee recommended and the Board of Directors approved an annual incentive payout to Ms. Peck of 116% of target, for an amount of $1,531,200.

ZOETIS 2021 PROXY STATEMENT      39

EXECUTIVE COMPENSATION
OTHER NEO 2020 PERFORMANCE
What follows are highlights of individual and business unit/function performance considered in Ms. Peck’s evaluation of the performance of the other NEOs and Ms. Peck’s recommendations for their AIP payouts for 2020. In reviewing the compensation recommendations for the other NEOs and approving their AIP payouts, the Committee considered the overall performance of the company, as well as Ms. Peck’s assessment of each NEO’s individual performance and accomplishments relative to each NEO’s individual performance objectives that were approved by the Committee at the start of 2020.
NEO	2020 Achievements
Glenn C. David Executive Vice President and Chief Financial Officer (“CFO”)
As Executive Vice President and CFO, Mr. David:
•
Provided financial leadership that enabled the company to achieve its strong 2020 financial results despite the COVID-19 pandemic.

•
Led the resource allocation for Zoetis during the COVID-19 pandemic to ensure financial stability and continued execution of our strategic priorities. Initiatives included: proactively issuing debt at all-time low rates to ensure long-term financial flexibility; suspending share repurchases to ensure liquidity at the beginning of the pandemic; reallocating savings from travel and other related expenses to investments that generated significant revenue growth; delivering a lower than expected tax rate due to effective tax planning and successful audit results in many markets; maintaining transparency with investors throughout the pandemic including updated guidance.

•
Maintained controls over financial reporting and SOX compliance, while finance teams adapted to remote working arrangements.

•
Successfully led several integrations of acquired businesses, with improved processes and technology.

•
Co-led the development of our technology and digital strategy with Ms. Mamilli and built a business case that was defined and supported in the first half of 2020.

•
Coordinated launch activities for Simparica Trio® enabling a successful launch in all approved markets.

•
Completed four strategically aligned business development transactions across reference labs, precision livestock farming, diagnostics and pet owner engagement in 2020, and completed numerous licensing agreements across the continuum of care.

Dr. Catherine A. Knupp Executive Vice President and President of Research and Development
As Executive Vice President and President of Research and Development, Dr. Knupp led efforts that generated new product approvals and lifecycle innovations across our product lines worldwide:
•
Our new products for Companion Animals included:

o
Simparica Trio®, a triple combination parasiticide for dogs in the U.S. and Australia;

o
Librela®, the first injectable monoclonal antibody therapy to treat osteoarthritis pain in dogs, in the European Union (“EU”) and Switzerland;

o
Solensia®, the first injectable monoclonal antibody therapy to treat osteoarthritis pain in cats, in Switzerland;

o
VetScan Imagyst®, an innovative diagnostic technology for fecal flotation testing at point of care, in Australia, the EU, New Zealand and the U.S.

•
Our new products for Livestock included:

o
Draxxin Plus®/Draxxin KP, an antimicrobial for livestock that delivers a full course of antibiotic therapy against bovine respiratory disease in a single dose, combined with the nonsteroidal anti-inflammatory ketoprofen for the control of pyrexia, in the EU, Australia and Mexico;

o
CircoMax® Myco/Fostera® Gold PCV MH vaccine for the active immunization of pigs against porcine circovirus type 2 and Mycoplasma hyopneumoniae, in the EU, Australia, and Japan;

o
Marketing authorization in Norway for ALPHA ERM Salar, a water-based injectable vaccine protecting against Yersinosis in Atlantic salmon;

o
Poulvac® Procerta HVT-IBD, a recombinant vector vaccine for chickens providing protection against Marek’s disease and contemporary infectious bursal disease viruses, in the U.S.;

o
INHERIT SelectTM, a multi-breed beef cattle genomic prediction, in the U.S.

•
Our product lifecycle innovations included:

o
Geographic expansion, new claim, new formulation or new species approvals for these key franchises: Bovi-Shield Gold®, Vanguard®, Poulvac®, Suvaxyn®, Fostera® Gold PCV MH, InforceTM, Cerenia®, Revolution® Plus, Simparica® and Cytopoint®;

o
Product approvals in China for Simparica® and Rimadyl® (injectable and chewable);

•
Maintained momentum in the R&D portfolio, including regulatory submissions and reviews, despite potential disruption due to COVID-19.

40      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
NEO	2020 Achievements
Roman Trawicki Executive Vice President and President of Global Manufacturing and Supply
As Executive Vice President and President of Global Manufacturing and Supply, Mr. Trawicki:
•
Maintained supply throughout the COVID-19 pandemic and supported sales recovery in the second half of 2020, by executing supply protection measures, including increasing our inventory holdings, setting up social distancing in our plants and distribution centers, and altering shipping and distribution routes to avoid border delays.

•
Planned for further contingencies in the areas of transportation and biologic component supplies in light of future potential constraints due to the manufacture and distribution of a human COVID-19 vaccine.

•
Established an emissions footprint monitoring process and reduction strategy to promote supply chain sustainability.

Wafaa Mamilli Executive Vice President and Chief Information and Digital Officer
In her first year with Zoetis, Ms. Mamilli, as Executive Vice President and Chief Information and Digital Officer:
•
Defined our technology and digital strategy and aligned to 10 digital priorities, including a data and digital platform to enable the transformation at scale.

•
Accelerated deployment of internal collaboration and customer engagement tools in response to COVID-19.

•
Sustained operational excellence while establishing improved internal capabilities such as enterprise technology and digital value-driven governance and portfolio management, product management and agile ways of working. Enabled the organization to enhance business partnership and transparency, delivering over 300 projects, including key integrations and digital products.

•
Reorganized the team to elevate business partnership, enhance discipline of agility, delivery and operations and created opportunities for digital and analytics innovation. Staffed our Technology and Digital leadership team, integrating internal talent with external hires, enhancing team diversity, including with diverse industry experiences.

•
Accelerated the design and development of our data and digital platform, focusing on value delivery, enabling the U.S. next generation commercial model.

•
Delivered on our diagnostic connectivity agenda enabling over 26 Practice Information Management Software (“PIMS”) integrations and deploying to 85 commercial markets.

NEO AIP DECISIONS
In February 2020, the Committee (and, in the case of the CEO, the Board of Directors) determined the amount of annual incentive earned by each of our NEOs and approved the final payouts to each NEO for 2020. The NEOs’ 2020 annual incentive awards were based on:
•
The financial performance of Zoetis (measured against targets for revenue, adjusted diluted EPS and free cash flow);

•
The financial performance of their respective region/business unit/function measured by annual budgets for revenue and income before adjustments (as applicable);

•
The achievement of approved strategic and operational goals for their respective region/business unit/function; and

•
An assessment of each NEO’s individual performance relative to each executive’s performance objectives (indicated above), including an assessment of whether such performance objectives were achieved in alignment with our Core Beliefs, which define the values and behaviors that we expect all Zoetis employees, including our NEOs, to exhibit in carrying out their responsibilities.

ZOETIS 2021 PROXY STATEMENT      41

EXECUTIVE COMPENSATION
The 2020 AIP awards for our NEOs reflecting the Committee’s assessment of their performance in 2020 (and, in the case of our CEO, the Board of Directors’ assessment of her performance in 2020) are shown in the table below:
NEO	AIP Target Amount	AIP Award % of Target	AIP Award Paid
Kristin C. Peck	$1,320,000	116.0%	$1,531,200
Glenn C. David	$580,000	116.0%	$672,800
Catherine A. Knupp	$568,000	116.0%	$658,880
Roman Trawicki	$540,000	118.7%	$640,980
Wafaa Mamilli	$480,000	116.6%	$559,680
LONG-TERM INCENTIVES (“LTI”)
The Zoetis Inc. 2013 Equity and Incentive Plan (the “Equity Plan”) is a comprehensive long-term incentive compensation plan that permits us to grant equity-based long-term compensation awards to employees and directors. The Committee believes that equity-based long-term incentive awards align the interests of management with our shareholders and focus management on our long-term growth. In addition, the Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success. In determining the size of equity-based grants, the Committee considers the number of shares available under the Equity Plan, the potential dilutive impact of such grants on our shareholders, the individual’s position with us, the appropriate allocation of such grants based on past and projected individual and corporate performance and the level of grants awarded by our peers to similarly situated executives.
Our performance award units use relative total shareholder return (“Relative TSR”) as the metric for assessing performance over a three-year performance period. Total shareholder return (“TSR”) is the appreciation of share price, including dividends, during the performance period. Relative TSR is Zoetis’ TSR as compared to the TSR over the performance period of the “S&P 500 Group”, which we define as the companies comprising the S&P 500 stock market index as of the beginning of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded. Relative TSR was selected because we believe it best aligns the interests of our NEOs with those of our shareholders over the performance period.
Our LTI awards vest in full on the third anniversary of the date of grant, assuming continued employment through the vesting date and, in the case of performance award units, subject to the company’s total shareholder return over the three-year performance period relative to the total shareholder return of the S&P 500 Group. For all LTI awards, earlier vesting may occur in connection with certain termination conditions, such as retirement, death, disability, restructuring, change in control, etc., that are generally aligned with market practice.
In 2019, the Committee approved a change to the relative weighting of the types of long-term incentive awards that are granted to the company’s senior leaders (approximately 200 employees, including the NEOs). The weighting of our performance-vesting restricted stock units (“performance award units”) increased from 33% to 50% of the total award, and the weighting of our time-vesting restricted stock units (“RSUs”) and stock options each decreased from 33% to 25% of the total award. We believe the greater emphasis on achievement of our performance award unit total shareholder return goal will better align the interests of the NEOs with the interests of our shareholders and further enhance the link between pay and performance in our compensation program.

42      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION

In 2020, long-term incentive awards were delivered through a mix of 50% performance award units and 25% each of stock options and RSUs, to approximately 200 of our senior leaders, including the NEOs. We believe that the mix of stock options (which have value only if there is an increase in the value of our stock), RSUs (which focus our executives on sustained growth) and performance award units (which reward the company’s executives in alignment with the relative return in our shareholders’ investment in the company over the three-year performance period) that was delivered in 2020 supports our pay for performance objective by tying executive awards to shareholder value accretion. Long-term incentive awards were delivered to other eligible Zoetis employees generally through RSUs.

The three forms of LTI awards granted to our senior leaders, including the NEOs, are described below:
Performance Award Units	Objectives
We award performance award units to enhance the alignment of executive pay with the value created for our shareholders. Performance award units provide executives with the right to receive shares of our stock after the end of the three-year performance vesting period. The number of shares paid, if any, is generally subject to continued employment (with exceptions for certain terminations of employment) and the company’s total shareholder return over the performance period relative to the S&P 500 Group. Dividend equivalents are applied to outstanding performance award units and are paid out in shares of our stock at the same time the associated performance award units are paid.
•
Align the interests of executives with those of shareholders over the performance vesting period

•
Retain executive talent, as performance awards provide an opportunity for higher rewards when the company’s total shareholder return results exceed the median of the S&P 500 Group

•
Encourage stock ownership by delivering shares upon settlement in accordance with the company’s relative total shareholder return results

The performance award unit vesting schedule is as follows:
If the company’s TSR for the 2020-2022 performance period is:	The number of shares of stock that will vest is:
Below the 25th percentile of the S&P 500 Group	Zero
At the 25th percentile of the S&P 500 Group	50% of the target number of units
At the 50th percentile of the S&P 500 Group	100% of the target number of units
At or above the 75th percentile of the S&P 500 Group	200% of the target number of units

The number of shares that vest and are paid is determined by linear interpolation when the company’s total shareholder return is between the 25th and 50th or between the 50th and 75th percentiles of the S&P 500 Group.

Stock Options	Objectives
We view stock options as a form of long-term incentive that focuses and rewards executives for increasing our stock price. If the stock price does not increase from the level at the date of the grant, the stock options will have no value to the executives.
•
Encourage our executives to focus on decisions that will lead to increases in the stock price for the long term

•
Retain executive talent, since executives generally must remain with the company for three years following the date of the grant before they can exercise the stock options (with exceptions for certain terminations of employment), and the options have a ten-year term from the date of the grant

Restricted Stock Units	Objectives
RSUs provide executives with the right to receive shares of our stock at the end of the three-year cliff-vesting period, generally subject to continued employment (with exceptions for certain terminations of employment). Dividend equivalents are applied to outstanding RSUs and are paid out in shares of our stock at the same time the associated RSUs are paid out.	• Align the interests of executives with those of shareholders over the vesting period • Retain executive talent • Encourage stock ownership by delivering shares upon settlement

ZOETIS 2021 PROXY STATEMENT      43

EXECUTIVE COMPENSATION
NEO LTI DECISIONS
Our NEOs typically receive equity-based grants as part of our annual grant of long-term incentive awards which occurs during the first quarter of each year. The following table sets forth the long-term incentive awards delivered to our NEOs in 2020. In determining the number of shares underlying each applicable award, the value of RSUs is divided by the grant date closing price of Zoetis common shares, the option value is divided by the Black-Scholes value as of the grant date and the performance award unit value is divided by the Monte Carlo simulation value as of the grant date, as determined by Willis Towers Watson, the Committee’s compensation consultant (in each case, the number of underlying shares is rounded down to the nearest whole number).
		Value of Equity Awards:			Number of Shares Underlying Awards:
NEO	Total LTI Value	Stock Options	RSUs	Performance Award Units	Stock Options	RSUs	Performance Award Units
Kristin C. Peck	$7,580,000	$1,895,000	$1,895,000	$3,790,000	55,866	13,156	17,426
Glenn C. David	$2,550,000	$637,500	$637,500	$1,275,000	18,794	4,426	5,682
Catherine A. Knupp	$1,800,000	$450,000	$450,000	$900,000	13,266	3,124	4,138
Roman Trawicki	$1,300,000	$325,000	$325,000	$650,000	9,581	2,256	2,988
Wafaa Mamilli*	$800,000	$200,000	$200,000	$400,000	5,896	1,388	1,839

*
In addition to the amount shown in the table above, Ms. Mamilli received a sign-on LTI award valued at $749,896 in the form of 50% stock options and 50% RSUs, to replace incentive awards that she forfeited from her previous employer.

In February 2021, the Committee certified that for the 2018-2020 performance cycle, our Relative TSR was at the 94th percentile, ranking in the top 10% of the 475 companies remaining in the S&P 500 Group at December 31, 2020. Based on this Relative TSR achievement, in accordance with the vesting matrix established at the beginning of the performance period, each 2018-2020 performance award unit vested at 200% of the established target amount.
Ms. Mamilli began employment with the company on January 28, 2020 and to replace incentive awards that she forfeited from her previous employer, the company paid Ms. Mamilli a cash sign-on award of $1,250,000 and an LTI sign-on award valued at $749,896, comprised of $374,910 in stock options and $374,986 in RSUs.
RETIREMENT BENEFITS
Our U.S.-paid NEOs receive retirement benefits through Zoetis’ U.S. Savings Plan. The Savings Plan is a tax-qualified 401(k) savings plan available to all eligible U.S. employees. Participants may elect to contribute up to 60% of their pay to the Savings Plan, subject to Internal Revenue Code (“IRC”) limitations. We match 100% of the employee contribution, up to 5% of each employee’s pay. We may also contribute a discretionary profit sharing amount of up to 8% of each employee’s pay (subject to IRC limitations). For 2020, we contributed 4% of each employee’s pay (including the NEOs) as a profit sharing contribution.
To the extent the IRC limitations are exceeded, our Zoetis Supplemental Savings Plan is a non-qualified deferred compensation plan that makes up for amounts that would otherwise have been contributed to the Savings Plan but could not be contributed due to IRC limitations on the amount of compensation that may be taken into account under a tax-qualified plan ($285,000 for 2020). Eligible employees, including our U.S.-paid NEOs, may elect to defer up to 30% of the amount by which their pay exceeds this compensation limit. We match these deferrals at the same rate as under the Savings Plan, i.e., 100% match up to 5% of pay. In addition, our NEOs and certain other executives may elect to defer up to an additional 60% of the amount of their annual incentive payment that is over the IRC 401(a)(17) limit. We do not match these additional deferrals. If an employee’s profit sharing contribution to the Savings Plan is limited by the compensation or contribution limit, the portion that the employee was not able to receive in the Savings Plan is credited to the employee’s account in the Zoetis Supplemental Savings Plan.
Mr. Trawicki is employed by Zoetis UK Limited and is on assignment in Ireland. As such, he receives retirement benefits through Zoetis’ U.K. tax-qualified defined contribution plan. The U.K. plan is available to all full or part-time U.K. employees who are not otherwise members of a qualifying pension scheme. Under the U.K. plan, the company contributes 8% of base pay and applicable performance related bonus, and participants may elect to make contributions on a pre-tax basis.

44      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
SEVERANCE
The Zoetis Executive Severance Plan covers our NEOs and certain other executives (currently 12 employees, including the NEOs). We do not maintain individual employment agreements with our executives (other than agreements that are required or customary for executives outside of the U.S.). Consistent with market practices and those of our peer companies, the plan provides for payment of severance benefits in the event of an involuntary termination of employment (other than for Cause5) that is not in connection with a Change of Control5, and a higher level of benefits in the event of an involuntary termination of employment (other than for Cause) or a termination for “Good Reason”5 that occurs upon or within 24 months following a Change of Control. The amounts payable under the plan are shown below:
	Severance (Base Salary)	Continued Health and Life Insurance (at active employee cost)	Annual Incentive
Non-Change of Control Severance:
CEO	18 months	12 months	1.5x target
Other Participants	12 months	12 months	1x target
Change of Control Severance:
CEO	30 months	18 months	2.5x target
Other Participants	24 months	18 months	2x target
The salary payments are made as salary continuation in the case of a non-Change of Control severance, and in a lump sum in the case of a Change of Control severance. The annual incentive payments are made in a lump sum under both circumstances. In addition to the benefits reflected in the table, we provide outplacement services to plan participants. All benefits under the plan are subject to the participant’s execution of a general release of all claims against the company.
PERQUISITES
We maintain a policy prohibiting traditional perquisites of employment (as determined by our Board of Directors) for our employees, including our NEOs. However, consistent with market practices and those of our peer companies, the company does provide certain benefits to employees serving outside of their home country at the company’s request, including our NEOs, pursuant to our international assignment policy, which benefits fall into the category of perquisites or other personal benefits under applicable SEC rules.
CORPORATE GOVERNANCE POLICIES
STOCK OWNERSHIP REQUIREMENTS
Our stock ownership guidelines encourage our NEOs to own and maintain a substantial stake in the company. Our guidelines are established as a multiple of each executive’s base salary. In assessing compliance with the guidelines, we count stock held outright, unvested restricted stock or RSUs, unvested performance award units and stock held in benefit plans. Our stock ownership guidelines are as follows:
•
CEO: 6 times base salary

•
All other ZET members, including our NEOs: 3 times base salary

A Zoetis executive must achieve the guidelines before he or she can sell any stock acquired upon the exercise of stock options or the vesting of other awards, other than stock sold to satisfy the exercise price of stock options or taxes due upon the exercise of stock options or the vesting or settlement of other awards. All ZET members, including our NEOs have five years from the date of appointment or hire as a ZET member, as applicable, to achieve the stock ownership requirements. As of the last annual measurement date, all our NEOs are in compliance with the stock ownership requirements.

“Cause”, “Change of Control” and “Good Reason” are as defined in the Zoetis Executive Severance Plan.

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EXECUTIVE COMPENSATION
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
Zoetis maintains a policy prohibiting any of our directors or employees, including the NEOs and other executive officers, from “hedging” their ownership in shares of our common stock or other equity-based interests in our company, including by engaging in short sales or trading in derivative securities that are directly linked to our common stock or that are designed to hedge or offset any decrease in the market value of Zoetis securities (including options, futures contracts and equity swaps). Zoetis also maintains a policy prohibiting any of our directors or employees, including the NEOs and other executive officers, from pledging Zoetis shares as collateral for loans or for any other purpose.
CLAW-BACK POLICY
Zoetis maintains a claw-back policy that enables the company to recover any amount determined by the Committee to have been inappropriately received by the employee. Under our claw-back policy, the Committee shall, to the extent permitted by law, make retroactive adjustments to any cash-based or equity-based incentive compensation paid to employees, including our NEOs, where the payment was predicated upon the achievement of specified financial results that are the subject of a subsequent restatement, or where employees were found to have altered financial or operational results used to determine award values. Our claw-back policy includes recoupment due to willful misconduct or gross negligence which caused or might reasonably be expected to cause significant business or reputational harm to the company. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards, which permits the Company to recoup equity awards in cases where the provision has been violated.
COMPENSATION RISK ASSESSMENT
In 2020, the Committee considered whether the company’s compensation policies and practices for its employees, including the NEOs, create risks that are reasonably likely to have a material adverse effect on the company.
In evaluating a compensation risk assessment that was conducted by Willis Towers Watson, the Committee’s independent executive compensation consultant, the Committee considered the following:
•
The mix of cash and equity compensation, which is balanced with a strong emphasis on long-term awards;

•
Goals and objectives of the company’s compensation programs, reflecting both quantitative and qualitative performance measures and avoiding excessive weight on a single performance measure;

•
The design of the company’s sales incentive plans, to ensure the mix of fixed and variable compensation promotes appropriate behaviors among participants;

•
Equity compensation granted in the form of stock options, restricted stock units and performance award units to provide greater incentive to create and preserve long-term shareholder value;

•
Regular review of comparative compensation data to maintain competitive compensation levels in light of the company’s industry, size and performance;

•
The company’s minimum stock ownership guidelines, which ensure that executive officers have a meaningful direct ownership stake in the company and align executive officers with long-term shareholder interests;

•
The company’s restrictions on engaging in hedging transactions in the company’s securities; and

•
The company’s claw-back policy.

Based on its evaluation in 2020, the Committee has determined, in its reasonable business judgment, that the company’s compensation policies and practices, as generally applicable to its executive officers and employees, do not create risks that are reasonably likely to have a material adverse impact on the company and instead promote behaviors that support a long-term focus and shareholder value creation.
TAX DEDUCTIBILITY OF NEO COMPENSATION
Section 162(m) of the IRC disallows a federal income tax deduction to public companies for compensation greater than $1 million paid in any tax year to covered executive officers. Under prior law, there was an exception to the $1 million deduction limitation for compensation that meets the requirements of “qualified performance-based compensation”. However, for tax years after 2017, this exception has been eliminated (subject to limited transition relief that applies to certain arrangements in place as of November 2, 2017), and the group of executives covered by Section 162(m) has been

46      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
expanded. Accordingly, no assurance can be given that awards paid in 2020 and later years that were originally intended to qualify for the “qualified performance-based compensation” exception, or that were otherwise expected to be deductible prior to the change in the tax law, will in fact be deductible.
As a general matter, while the Committee considers tax deductibility as one of several relevant factors in determining compensation, it retains the flexibility to design and maintain executive compensation arrangements that it believes will attract and retain executive talent, even if such compensation is not deductible by the company for federal income tax purposes.
REPORT OF THE COMPENSATION COMMITTEE
The Zoetis Human Resources Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis contained in this proxy statement. Based on its review and discussions with management, the Zoetis Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the company’s proxy statement on Schedule 14A filed with the SEC.
THE HUMAN RESOURCES COMMITTEE
Robert W. Scully, Chair
Paul M. Bisaro
Sanjay Khosla
Gregory Norden
Louise M. Parent

ZOETIS 2021 PROXY STATEMENT      47

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
Name	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Kristin C. Peck Chief Executive Officer	2020	1,100,000		5,684,840	1,894,975	1,531,200	163,297	10,374,312
	2019	690,000		1,349,964	449,997	695,520	144,683	3,330,164
	2018	675,000		999,930	499,986	734,400	129,608	3,038,924
Glenn C. David Executive Vice President and Chief Financial Officer	2020	725,000		1,912,403	637,492	672,800	130,378	4,078,073
	2019	690,000		1,612,477	537,487	695,520	136,866	3,672,350
	2018	626,250		1,066,567	533,323	691,380	117,651	3,035,171
Catherine A. Knupp Executive Vice President and President of Research and Development	2020	710,000		1,349,924	449,983	658,880	137,097	3,305,884
	2019	690,000		1,349,964	449,997	678,960	142,301	3,311,222
	2018	626,250		999,930	499,986	676,350	121,425	2,923,941
Roman Trawicki(5) Executive Vice President and President of Global Manufacturing and Supply	2020	675,000		974,792	324,988	640,980	874,470	3,490,230
Wafaa Mamilli(6) Executive Vice President and Chief Information and Digital Officer	2020	556,489	1,250,000	974,788	574,978	559,680	237,263	4,153,198

(1)
The amounts shown in the “Stock Awards” column represent the aggregate grant date fair values for the Restricted Stock Units (“RSUs”) and the performance award units granted by Zoetis in 2020, 2019 and 2018, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to Zoetis’ 2020 Annual Report on Form 10-K, filed with the SEC on February 16, 2021 (the “2020 10-K”). Further information regarding the 2020 awards is included in the 2020 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2020 Fiscal Year-End Table. With respect to the performance award units granted by Zoetis in 2020, 2019 and 2018, the amounts included in the “Stock Awards” column of the Summary Compensation Table above represent the target payout at the grant date based upon the probable outcome of the performance conditions. The table below shows the amount of the target payout value at the grant date and the maximum value at the grant date assuming that the highest performance conditions would be achieved for each of the performance award units granted in 2020.

	Performance Award Unit Grants in 2020
Name	Grant Date Target Payout $	Maximum Value at Grant Date $
Kristin C. Peck	3,789,981	7,579,962
Glenn C. David	1,274,926	2,549,852
Catherine A. Knupp	899,974	1,799,948
Roman Trawicki	649,860	1,299,720
Wafaa Mamilli	399,964	799,928

(2)
The amounts shown in the “Option Awards” column represents the aggregate grant date fair values of long-term incentive awards granted to the NEOs by Zoetis in 2020, 2019 and 2018, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the 2020 10-K. Further information regarding the 2020 awards is included in the 2020 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2020 Fiscal Year-End Table.

(3)
The amounts shown in the “Non-Equity Incentive Plan Compensation” column represent annual cash incentive awards earned by the NEOs under the Zoetis Annual Incentive Plan for 2020, 2019 and 2018.

48      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
(4)
The following table sets forth the component amounts presented in the “All Other Compensation” column above for the year ended December 31, 2020:

Name	Company Contributions to Defined Contribution Plans (i)($)	Company Contributions Under the Zoetis Supplemental Savings Plan (ii)($)	International Assignment (iii)($)	Relocation (iv)($)	Other (v)($)	All Other Compensation ($)
Kristin C. Peck	25,650	134,953	—	—	2,694	163,297
Glenn C. David	25,650	102,112	—	—	2,616	130,378
Catherine A. Knupp	25,650	100,798	—	—	10,649	137,097
Roman Trawicki	95,330	—	779,032	—	108	874,470
Wafaa Mamilli	25,650	135,450	—	74,762	1,401	237,263

(i)
The amounts shown in this column for the U.S.-paid NEOs (Ms. Peck, Mr. David, Dr. Knupp and Ms. Mamilli) represent the sum of profit sharing and matching contributions under the Zoetis Savings Plan (“ZSP”), a tax-qualified retirement savings plan. Under the terms of the ZSP, the company will match up to 5% of pay contributed by each employee, subject to limitations under the Internal Revenue Code of 1986, as amended (“IRC”). Mr. Trawicki receives retirement benefits through the Zoetis’ United Kingdom tax-qualified defined contribution plan (“U.K. Plan”). The U.K. Plan is available to all full or part-time U.K. employees who are not already members of a qualifying pension scheme. Under the U.K. Plan, the company contributes 8% of salary and applicable performance related bonus, and participants may elect to make contributions on a pre-tax basis.

(ii)
The amounts shown in this column represent the sum of profit sharing and matching contributions under the Zoetis Supplemental Savings Plan (“ZSSP”). The ZSSP is discussed in the 2020 Non-Qualified Deferred Compensation Table.

(iii)
Mr. Trawicki is employed by Zoetis UK Limited and in connection with his role of President of Global Manufacturing and Supply, was on assignment in Ireland throughout 2020. This assignment was at the company’s request and Mr. Trawicki received benefits in line with those that are generally available to Zoetis employees serving in international assignments. In 2020, these benefits included $121,130 for housing, $639,384 for taxes paid by the company and $18,518 for use of a company car related to his assignment.

(iv)
Upon commencing employment with the company, Ms. Mamilli received relocation benefits in line with those that are generally offered to employees for recruitment purposes. In 2020, these benefits included taxes paid by the company of $36,778.

(v)
The amounts shown in this column include the imputed income related to Zoetis’ group term life insurance coverage in excess of $50,000.

(5)
Mr. Trawicki’s Salary and Non-Equity Incentive Plan Compensation amounts are denominated in U.S. dollars (USD); however as he is employed by Zoetis’ U.K. subsidiary, these amounts are paid to him in British pounds (GBP) based on a conversion rate from USD to GBP set at the beginning of each calendar month. The average exchange rate for 2020 was 1.286 USD per GBP.

(6)
Ms. Mamilli began employment with the company on January 28, 2020 and her Salary amount in the table above reflects partial year compensation. The Bonus column includes a cash sign-on bonus of $1,250,000, the Stock Awards column includes a sign-on RSU award with a grant date value of $374,910 and the Option Awards column includes a sign-on stock option award with a grant date value of $374,986. These sign-on awards were issued to Ms. Mamilli to replace incentive awards that she forfeited from her previous employer.

ZOETIS 2021 PROXY STATEMENT      49

EXECUTIVE COMPENSATION
2020 GRANTS OF PLAN-BASED AWARDS
The following table provides additional information about non-equity incentive awards and equity incentive awards granted to our NEOs during the fiscal year ended December 31, 2020. All stock options, RSUs and performance award units granted to our NEOs in 2020 were granted under the 2013 Equity and Incentive Plan and the applicable award agreements. See the discussion under the heading “Long-Term Incentives” in the CD&A for further information about these stock options, RSUs and performance award units.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kristin C. Peck	Annual Incentive		0	1,320,000	2,640,000
	Stock Options(5)	2/11/2020								55,866	144.03	1,894,975
	Restricted Stock Units(5)	2/11/2020							13,156			1,894,859
	Performance Award Units(6)	2/11/2020				0	17,426	34,852				3,789,981
Glenn C. David	Annual Incentive		0	580,000	1,160,000
	Stock Options(5)	2/11/2020								18,794	144.03	637,492
	Restricted Stock Units(5)	2/11/2020							4,426			637,477
	Performance Award Units(6)	2/11/2020				0	5,862	11,724				1,274,926
Catherine A. Knupp	Annual Incentive		0	568,000	1,136,000
	Stock Options(5)	2/11/2020								13,266	144.03	449,983
	Restricted Stock Units(5)	2/11/2020							3,124			449,950
	Performance Award Units(6)	2/11/2020				0	4,138	8,276				899,974
Roman Trawicki	Annual Incentive		0	540,000	1,080,000
	Stock Options(5)	2/11/2020								9,581	144.03	324,988
	Restricted Stock Units(5)	2/11/2020							2,256			324,932
	Performance Award Units(6)	2/11/2020				0	2,988	5,976				649,860
Wafaa Mamilli	Annual Incentive		0	480,000	960,000
	Stock Options(5)	2/11/2020								16,951	144.03	574,978
	Restricted Stock Units(5)	2/11/2020							3,991			574,824
	Performance Award Units(6)	2/11/2020				0	1,839	3,678				399,964
(1)
The amounts represent the threshold, target and maximum non-equity incentive plan awards under the Zoetis Annual Incentive Plan for 2020.

(2)
These amounts represent the threshold, target and maximum share payouts under our performance award unit program for the performance period beginning January 1, 2020 and ending December 31, 2022. The payment for threshold performance is 0%. The target payout is equal to 100% of the granted units and represents the number of performance award units that may be earned for achieving the target level of the performance goal. The maximum payout is 200% of the target number of performance award units and represents the number of performance award units that may be earned for achieving the maximum level of the performance goal. Dividend equivalent units are accrued through the payout date and increase the target number of performance award units.

(3)
The exercise price of the stock options is the closing price of the company’s stock on the grant date.

(4)
The amounts shown in this column represent the award values as of the grant date, computed in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the 2020 10-K. The stock options are shown using a Black-Scholes value of $33.92 on the grant date, the RSUs are shown using the company’s grant date closing stock price of $144.03, and the performance award units granted are shown using a Monte Carlo simulation model value of $217.49 on the grant date. For each NEO, the target grant date values were intended to be distributed with 50% of the total value in performance award units and 25% of the total value each in RSUs and stock options; however, there are slight differences in intended value due to rounding down upon the conversion from dollar values to a number of options or units using the grant date values.

(5)
These Zoetis stock option and RSU awards are subject to three-year cliff vesting and vest 100% on the third anniversary of the grant date.

50      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
(6)
These performance award units are subject to three-year cliff vesting and are earned based on achievement of a performance goal measured over a three-year performance period beginning January 1, 2020 and ending December 31, 2022. The performance goal is based on the company’s total shareholder return (“TSR”) results as compared to the TSR results of the companies comprising the S&P 500 Group. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares (including accrued dividend equivalent units) and depends upon the extent to which the performance goal is achieved, as determined by the Committee after the end of the performance period.

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END TABLE
The following table summarizes the Zoetis equity-based long-term incentive awards made to our NEOs that were outstanding as of December 31, 2020.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that That Have Not Vested (#)(2)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Kristin C. Peck	3/4/2014	63,036	—	30.89	3/3/2024	—	—	—	—
	2/27/2015	37,132	—	46.09	2/26/2025	—	—	—	—
	2/19/2016	40,214	—	41.83	2/18/2026	—	—	—	—
	2/14/2017	32,634	—	55.02	2/13/2027	—	—	—	—
	2/13/2018	—	24,642	73.24	2/12/2028	17,068(5)	2,824,754	—	—
	2/12/2019	—	20,661	87.51	2/11/2029	5,194	859,607	17,910	2,964,105
	2/11/2020	—	55,866	144.03	2/10/2030	13,211	2,186,421	34,996	5,791,838
Glenn C. David	2/27/2015	7,712	—	46.09	2/26/2025	—	—	—	—
	2/13/2018	—	26,285	73.24	2/12/2028	18,205(5)	3,012,928	—	—
	2/12/2019	—	24,678	87.51	2/11/2029	6,204	1,026,762	21,392	3,540,376
	2/11/2020	—	18,794	144.03	2/10/2030	4,444	735,482	11,772	1,948,266
Catherine A. Knupp	2/14/2017	32,634	—	55.02	2/13/2027	—	—	—	—
	2/13/2018	—	24,642	73.24	2/12/2028	17,068(5)	2,824,754	—	—
	2/12/2019	—	20,661	87.51	2/11/2029	5,194	859,607	17,910	2,964,105
	2/11/2020	—	13,266	144.03	2/10/2030	3,137	519,174	8,310	1,375,305
Roman Trawicki	2/13/2018	—	13,142	73.24	2/12/2028	9,102(5)	1,506,381	—	—
	2/12/2019	—	13,774	87.51	2/11/2029	3,462	572,961	11,938	1,975,739
	2/11/2020	—	9,581	144.03	2/10/2030	2,265	374,858	6,000	993,000
Wafaa Mamilli	2/11/2020	—	16,951	144.03	2/10/2030	4,008	663,324	3,694	611,357

(1)
These Zoetis stock options, RSUs and performance award units are subject to a three-year cliff vesting schedule and vest 100% on the third anniversary of the grant date, and performance award units are earned based on achievement of a performance goal measured over a three-year performance period.

(2)
These amounts are rounded to the nearest whole unit and include accrued dividend equivalent units applied after the grant date.

(3)
Based on Zoetis’ closing stock price on December 31, 2020 of $165.50.

(4)
These performance award units are subject to three-year cliff vesting and are earned, in the case of awards granted in 2019, based on achievement of a performance goal over a three-year performance period beginning January 1, 2019 and ending December 31, 2021, and in the case of awards granted in 2020, based on achievement of a performance goal over a three-year performance period beginning January 1, 2020 and ending December 31, 2022. Each performance goal is based on the company’s TSR results as compared to the TSR results of the companies comprising the S&P 500 Group. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares and depends upon the extent to which the performance goal is achieved, as determined by the Committee after the end of the performance period. Based on the results of the performance awards granted in 2018, for which the performance period ended on December 31, 2020, the number of performance award units shown for the awards granted in 2019 and 2020 is 200% of the target amount.

52      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
(5)
These amounts consist of Zoetis RSUs that remained unvested as of December 31, 2020, and performance award units for which the performance period ended on December 31, 2020 and the level of performance has been determined. The table below shows these amounts for each NEO as of December 31, 2020.

Name	RSU Awards	Earned Performance Award Units	Total Number of Units that Have Not Vested
Kristin C. Peck	6,938	10,130	17,068
Glenn C. David	7,401	10,804	18,205
Catherine A. Knupp	6,938	10,130	17,068
Roman Trawicki	3,700	5,402	9,102

ZOETIS 2021 PROXY STATEMENT      53

EXECUTIVE COMPENSATION
2020 OPTION EXERCISES AND STOCK VESTED TABLE
The following table provides information about the number and value of shares acquired upon vesting of RSUs and performance award units, and the stock options exercised by our NEOs during 2020.
	Option Awards		RSU Awards		Performance Award Units(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Kristin C. Peck	26,000	3,073,211	8,643	1,246,061	12,804	1,845,953
Glenn C. David	43,778	3,812,622	8,643	1,246,061	12,804	1,845,953
Catherine A. Knupp	—	—	8,643	1,246,061	12,804	1,845,953
Roman Trawicki	16,317	1,454,766	4,321	622,959	6,402	922,976
Wafaa Mamilli(4)	—	—	—	—	—	—

(1)
The performance award units earned were determined based on Relative TSR performance over the 2017-2019 performance period and were paid on February 14, 2020.

(2)
The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.

(3)
The RSUs and performance award units for all NEOs were granted on February 14, 2017 and vested on February 14, 2020. The value realized on vesting is based on the closing price of our common stock of $144.17 on February 14, 2020.

(4)
Ms. Mamilli joined Zoetis on January 28, 2020 and did not have RSU and performance award units vesting or stock option exercises in 2020.

54      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
2020 NON-QUALIFIED DEFERRED COMPENSATION TABLE
The following table summarizes activity during 2020 and account balances as of December 31, 2020 in the Zoetis Supplemental Savings Plan (“ZSSP”).
The key features of the ZSSP are described in the Compensation Discussion and Analysis section, “Retirement Benefits”. Amounts for our NEOs who were Pfizer employees at the time of the IPO include prior non-qualified Supplemental Savings Plan balances held by NEOs when they served as executives of Pfizer and transferred to the ZSSP.
Name	Plan	Aggregate Balance at January 1, 2020(1) ($)	Executive Contributions in 2020(2) ($)	Company Contributions in 2020(3) ($)	Aggregate Earnings in 2020(4) ($)	Aggregate Balance as of December 31, 2020 ($)
Kristin C. Peck	Zoetis Supplemental Savings Plan	2,647,967	74,974	134,953	539,594	3,397,488
Glenn C. David	Zoetis Supplemental Savings Plan	1,735,317	160,304	102,112	429,113	2,426,846
Catherine A. Knupp	Zoetis Supplemental Savings Plan	2,972,173	335,994	100,798	508,329	3,917,294
Roman Trawicki(5)	Zoetis Supplemental Savings Plan	—	—	—	—	—
Wafaa Mamilli(6)	Zoetis Supplemental Savings Plan	—	150,500	135,450	36,681	322,631

(1)
Amounts in this column that were reported in the Summary Compensation Table for the years 2019 and 2018 (combined) are as follows: Ms. Peck: $321,483, Mr. David: $578,946 and Dr. Knupp: $787,949.

(2)
Executive contributions to the ZSSP shown in this column are included in the Summary Compensation Table for the year 2020.

(3)
Company contribution amounts shown in this column include profit sharing and company matching contributions and are reflected in the “All Other Compensation” column of the Summary Compensation Table. Company contribution amounts under the tax-qualified Zoetis Savings Plan (“ZSP”) are also reflected in the “All Other Compensation” column of the Summary Compensation Table but not in the table above.

(4)
Aggregate earnings are not reflected in the Summary Compensation Table because the earnings are not “above-market”. These amounts include dividends, interest and change in market value.

(5)
Mr. Trawicki is employed by Zoetis UK Limited and does not participate in the ZSSP under which only U.S. colleagues are eligible.

(6)
Ms. Mamilli joined Zoetis on January 28, 2020 and began participation in the ZSSP thereafter.

ZOETIS 2021 PROXY STATEMENT      55

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON EMPLOYMENT TERMINATION TABLE
The NEOs are eligible to receive benefits under the Zoetis Executive Severance Plan which provides for payment of severance benefits in the event of an involuntary termination of employment (other than for “Cause”) that is not in connection with a change in control of the company (“CIC”) and a higher level of benefits in the event of an involuntary termination of employment (other than for “Cause”) or a termination for “good reason” that is in connection with, or within 24 months after, a CIC. The amounts payable under the Zoetis Executive Severance Plan are summarized in the CD&A under “Severance”.
Treatment of long-term incentive awards upon termination of employment is in accordance with the terms of the Equity Plan and the long-term incentive award agreements.
The following table shows the estimated benefits payable upon a hypothetical termination of employment under the Zoetis Executive Severance Plan and the Equity Plan under various termination scenarios, assuming the applicable termination occurred on December 31, 2020. Payment of severance benefits is contingent upon the execution of a release agreement.
Name	Description	Without Cause: Apart from a Restructuring Event or CIC ($)	Without Cause: Restructuring Event ($)	Without Cause or for Good Reason Upon or Within 24 Months Following a CIC ($)	Death or Disability ($)	Retirement ($)
Kristin C. Peck	Severance	3,630,000(1)	3,630,000(1)	6,050,000(6)	—	—
	Benefits Continuation	13,258(2)	13,258(2)	19,886(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	—(4)	10,768,024(5)	15,333,048(8)	15,333,048(9)	—
	Total	3,661,633	14,429,657	21,421,309	15,333,048	—
Glenn C. David	Severance	1,305,000(1)	1,305,000(1)	2,610,000(6)	—	—
	Benefits Continuation	12,534(2)	12,534(2)	18,801(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	—(4)	9,906,466(5)	12,272,949(8)	12,272,949(9)	—
	Total	1,335,909	11,242,375	14,920,125	12,272,949	—
Catherine A. Knupp	Severance	1,278,000(1)	1,278,000(1)	2,556,000(6)	—	—
	Benefits Continuation	23,345(2)	23,345(2)	35,017(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	8,066,128(4)	8,707,722(5)	10,542,914(8)	10,542,914(9)	8,066,128(10)
	Total	9,385,848	10,027,442	13,152,306	10,542,914	8,066,128
Roman Trawicki	Severance	1,215,000(1)	1,215,000(1)	2,430,000(6)	—	—
	Benefits Continuation	24,494(2)	24,494(2)	36,741(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	—(4)	5,175,720(5)	6,431,144(8)	6,431,144(9)	—
	Total	1,257,869	6,433,589	8,916,260	6,431,144	—
Wafaa Mamilli	Severance	1,080,000(1)	1,080,000(1)	2,160,000(6)	—	—
	Benefits Continuation	22,245(2)	22,245(2)	33,368(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	—(4)	650,358(5)	1,332,816(8)	1,332,816(9)	—
	Total	1,120,620	1,770,978	3,544,559	1,332,816	—

(1)
These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 18 months of base salary and target annual incentive for the year of termination for the CEO and equal to 12 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination of employment without Cause.

(2)
These amounts represent the cost of 12 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assuming no increase in the cost of coverage.

(3)
These amounts represent the program fee for outplacement services for 12 months.

56      ZOETIS 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
(4)
These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause, apart from a CIC or a restructuring event, using Zoetis’ closing stock price of $165.50 on December 31, 2020. Executives that are not retirement-eligible upon termination of employment forfeit their unvested stock options, RSUs and performance award units. Executives that are retirement-eligible at the time of termination of employment receive equity acceleration treatment described in the footnote to the “Retirement” column (Dr. Knupp is retirement-eligible on December 31, 2020).

(5)
These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause due to a restructuring event using Zoetis’ closing stock price of $165.50 on December 31, 2020. Except as noted below, upon termination, unvested stock options fully vest while unvested RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. Stock option awards held for at least one year by retirement-eligible executives (Dr. Knupp is retirement-eligible on December 31, 2020) will continue to vest under the original vesting schedule and have the remaining option term to exercise.

(6)
These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 30 months of base salary and target annual incentive for the year of termination for the CEO and equal to 24 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination without Cause or for Good Reason upon or within 24 months after a CIC.

(7)
These amounts represent the cost of 18 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assuming no increase in the cost of coverage.

(8)
These amounts represent the value of Zoetis long-term incentive awards that vest upon a qualifying termination following a CIC using Zoetis’ closing stock price of $165.50 on December 31, 2020. In the event of the executive’s involuntary termination of employment without Cause or for Good Reason upon, or within 24 months after, a CIC, all unvested awards will fully vest (performance award units vest at the target level).

(9)
These amounts represent the value of Zoetis long-term incentive awards that vest on termination of employment due to death or disability using Zoetis’ closing stock price of $165.50 on December 31, 2020. In the event of the executive’s termination of employment due to death or disability, all unvested awards will fully vest (performance award units vest at the target level).

(10)
These amounts represent the value of Zoetis long-term incentive awards that vest on termination of employment due to retirement (Dr. Knupp is retirement-eligible on December 31, 2020) using Zoetis’ closing stock price of $165.50 on December 31, 2020 (and, with respect to performance award units, assuming achievement of performance goals at the target level). In the event of the executive’s termination of employment due to retirement, unvested stock options held for at least one year will continue to vest under the original vesting schedule and have the remaining option term to exercise, while RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. Any awards held prior to the first anniversary of the date of grant will be forfeited in the event of a termination of employment due to retirement.

ZOETIS 2021 PROXY STATEMENT      57

EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLANS
The following table shows shares reserved for issuance for outstanding awards granted under the company’s 2013 Equity and Incentive Plan as of December 31, 2020.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	4,184,845(1)	$64.43(2)	10,710,502
Equity compensation plans not approved by security holders	102,586(3)	—	—
Total	4,287,431	$64.43	10,710,502

(1)
Includes 2,554,451 stock options, 74,688 shares underlying deferred stock units (granted in 2013 and 2014 to non-employee directors), 1,086,381 shares underlying RSUs and 469,325 underlying performance award units. The weighted-average exercise price is only applicable to stock options.

(2)
The weighted-average exercise price is only applicable to stock options.

(3)
These RSUs were assumed under the Abaxis 2014 Equity Incentive Plan, as amended, in connection with the July 31, 2018 acquisition of Abaxis, Inc.

58      ZOETIS 2021 PROXY STATEMENT

AUDIT COMMITTEE MATTERS

ITEM 3	RATIFICATION OF APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the company’s independent registered public accounting firm. At least annually, the Audit Committee reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines in order to determine whether to reappoint such firm as our independent registered public accounting firm.
Based on its review, the Audit Committee has appointed KPMG as our independent registered public accounting firm for the year ending December 31, 2021. The Audit Committee and Board of Directors believe that the continued retention of KPMG as the company’s independent registered public accounting firm is in the best interests of the company and its shareholders. KPMG has served as our independent accounting firm continuously since 2013, and also audited our financial statements for 2011 and 2012, when we were wholly owned by Pfizer. We are asking shareholders to ratify the appointment of KPMG for 2021. If shareholders fail to ratify the appointment, the Audit Committee will reconsider the selection of such firm. One or more representatives of KPMG will be present at the Annual Meeting of Shareholders, will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
ITEM 3 RECOMMENDATION: OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021.
KPMG FEES AND SERVICES
The following table sets forth the aggregate fees for professional services billed or to be billed by KPMG for the years ended December 31, 2020 and 2019 for the audits of our financial statements, and fees for other services rendered by KPMG during those periods.
	2020	2019
Audit fees	$11,006,393	10,092,100
Audit-related fees	110,200	251,300
Tax fees	1,837,088	1,135,890
All other fees	—	—
Total fees	$12,953,681	$11,479,290
Audit fees consist of fees for professional services for the audit or review of the company’s consolidated financial statements and for the audit of internal control over financial reporting, or for audit services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and comfort letters. Audit fees include reimbursement for direct out-of-pocket travel and other sundry expenses, which were approximately $83,000 and $325,000 for the years ended December 31, 2020 and 2019, respectively.
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the company’s consolidated financial statements and are not reported under Audit fees, including audits of employee benefit plans, special procedures to meet certain statutory requirements and agreed-upon procedures related to contract compliance.

ZOETIS 2021 PROXY STATEMENT      59

AUDIT COMMITTEE MATTERS
Tax fees consist primarily of fees for tax advice and planning, and tax compliance including the review and preparation of statutory tax returns and other tax compliance related services.
POLICY ON PRE-APPROVAL OF AUDIT FIRM SERVICES
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm reviews with management and submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of four categories of services:
•
Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.

•
Audit-related services are assurance and related services that are traditionally performed by the independent registered public accounting firm, including employee benefit plan audits and special procedures required to meet certain regulatory requirements.

•
Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assistance with coordination of execution of tax-related activities, primarily in the area of corporate development; support of other tax-related regulatory requirements; and tax compliance and reporting.

•
All other services are those services not captured in the audit, audit-related or tax categories. The company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category, and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All of the services relating to the fees set forth in the above table for 2019 and 2020 were pre-approved by our Audit Committee in accordance with the above policy.

60      ZOETIS 2021 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE
A key role of the Audit Committee is to assist the Board in its oversight of the company’s financial reporting, internal controls and audit functions. As set forth in the written charter of the Audit Committee, management of the company is responsible for the preparation, presentation and integrity of the company’s financial statements, the company’s accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The company has a full-time Internal Audit department that reports to the Audit Committee and management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the company’s system of internal control.
The company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for auditing the company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”), and expressing an opinion on the effectiveness of the company’s internal controls over financial reporting.
In the performance of its oversight function, the Audit Committee met with KPMG, management and the company’s Chief Audit Executive to assure that all were carrying out their respective responsibilities. Both KPMG and the Chief Audit Executive had full access to the Audit Committee, including regular meetings without management present. In addition, the Audit Committee has reviewed and discussed the company’s audited financial statements with management and KPMG. The Audit Committee also has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Furthermore, the Audit Committee (i) has received from KPMG the written disclosures and letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence; (ii) has discussed with KPMG their independence from the company and its management; and (iii) has considered whether KPMG’s provision of non-audit services to the company is compatible with maintaining the auditors’ independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the company’s audited financial statements for the fiscal year ended December 31, 2020, be included in the company’s 2020 Annual Report on Form 10-K that was filed with the SEC on February 16, 2021. The Audit Committee also approved the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2021.
THE AUDIT COMMITTEE
Gregory Norden, Chair
Frank A. D’Amelio
Antoinette R. Leatherberry
Louise M. Parent
Robert W. Scully

ZOETIS 2021 PROXY STATEMENT      61

SHAREHOLDER PROPOSAL

ITEM 4	SHAREHOLDER PROPOSAL REGARDING SIMPLE MAJORITY VOTE
In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent. The company is not responsible for any inaccuracies it may contain. As explained below, our Board unanimously recommends that you vote “AGAINST” the shareholder proposal.
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has advised that he is the beneficial owner of not less than $2,000 worth of common shares and intends to introduce the following shareholder proposal at the Annual Meeting.
Proposal 4 — Simple Majority Vote
RESOLVED, Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.
Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 management entrenchment mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareholder but opposed by a status quo management.
This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs and FirstEnergy. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice. The proponents of these proposals included Ray T. Chevedden and William Steiner. Church & Dwight shareholders gave 99%-support to a 2020 proposal on this same topic.
The current supermajority vote requirement does not make sense. Our current 80% super supermajority rule means that 99% of the shares, that typically vote at our annual meeting, would have to approve certain modernization steps for our company.
For instance with our 80% super majority vote rule at an election calling for an 80% shareholder approval in which 80% of shares cast ballots (as was the case with ZTS in 2020) — then 1% of shares opposed to certain modernization proposal topics would prevail over the 79% of shares that vote in favor.
For instance, shareholders may want to change the current rule for 3-year terms for directors after seeing that Mr. Frank D’Amelio was rejected by our 60 million ZTS votes in 2019 and is nonetheless not subject to a shareholder vote for 3-years.
In anticipation of impressive shareholder support for this proposal topic an enlightened ZTS Governance Committee, chaired by Mr. Michael McCallister, could expedite adoption of this proposal topic by giving shareholders an opportunity to vote on a binding management version of this proposal at our 2021 annual meeting. Hence adoption could take place in 2021 instead of 2022.
Adopting simple majority vote can be one step to make the corporate governance of Zoetis Inc. more competitive and unlock shareholder value.
An additional governance best practices are just waiting to be adopted at Zoetis. For instance, one-year term for directors, a shareholder right to act by written consent and a shareholder right to call a special shareholder meeting.
Please vote yes:
Simple Majority Vote — Proposal 4

62      ZOETIS 2021 PROXY STATEMENT

SHAREHOLDER PROPOSAL
Board of Directors’ Statement in Opposition to the Proposal
The shareholder proposal seeks to eliminate all supermajority voting provisions set forth in Zoetis Inc.’s (the “company”) Restated Certificate of Incorporation (“Charter”) and Amended and Restated By-laws (“By-laws”).
After thoughtful consideration of the proposal, the company’s Board of Directors (the “Board”) concluded that the proposal’s adoption is not in the best interests of the company and its shareholders at this time and that it will continue to take shareholder feedback into account.
Accordingly, the Board unanimously recommends that you vote “AGAINST” the proposal for the following reasons:
Current Governance Structure. The Board is firmly committed to effective corporate governance that promotes engagement with shareholders and accountability and has adopted a broad range of practices and procedures that promote effective Board oversight. These practices and procedures include the following:
•
A majority voting standard for uncontested director elections with a resignation policy;

•
Our adoption of proxy access, which permits eligible shareholders owning at least 3% of the company’s outstanding common stock for at least three years to nominate director nominees constituting up to the greater of two directors or 20% of the number of directors serving on the Board;

•
Led by the Corporate Governance Committee, the Board regularly reviews the Board’s composition, which has resulted in continued refreshment of the Board and new director appointments, driving diversity and relevant skillsets in the boardroom;

•
Effective succession planning, including the successful leadership transition to our current CEO;

•
Robust board-level oversight of risk and strategy;

•
Board and Committees oversee the company’s leading ESG and sustainability-related practices and reporting, including animal welfare, human capital management, diversity and inclusion, pay equity, compliance, environmental, health and safety and manufacturing quality matters, public policy issues and corporate governance issues;

•
All of the company’s directors, other than our CEO and former CEO, are independent;

•
Our standing Board Committees are fully independent: Audit, Human Resources, Corporate Governance and Quality and Innovation;

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Separate CEO and Board Chair positions, with the Board Chair being an independent director;

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Each share of common stock is entitled to one vote;

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No shareholder rights plan (i.e., poison pill) in place; and

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Regular engagement with stakeholders.

Current Supermajority Voting Provisions are Narrowly and Appropriately Tailored to Protect Shareholders. A majority of votes cast, or simple majority, is already the voting standard for nearly all matters voted upon by the company’s shareholders. A higher voting standard is only required for the following extraordinary matters: the adoption, amendment, or repeal of our By-laws and the amendment, alteration or repeal of certain provisions of our Charter, each of which are narrowly and appropriately tailored to promote stability and protect shareholders by requiring that certain actions must enjoy broad support among all shareholders in order to be implemented, which can help ensure that the interests of all shareholders are fully protected.
Potential Benefits of Supermajority Voting Provisions to Shareholders. Along with a number of other publicly traded companies, including members of the company’s peer group (e.g., Agilent Technologies, Inc., Boston Scientific Corporation and Illumina, Inc.), the company has supermajority voting provisions in its Charter and By-laws that can help preserve and maximize long-term value for its shareholders. As a general matter, supermajority voting provisions on fundamental corporate matters can help promote gradual change in core governance structures and stability. This is because supermajority voting requirements help ensure that essential features of the company’s corporate governance structure can be altered only with the broad consensus of its shareholders, especially long-term holders.

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SHAREHOLDER PROPOSAL
Consistent with its current practices and procedures, the Board will continue to carefully evaluate the future implementation of appropriate corporate governance measures. Nonetheless, the Board believes the company’s current practices and procedures — of which the supermajority voting provisions are only one part — have served to protect and maximize long-term value for all shareholders.
For the reasons discussed above, the Board does not believe it is in the best interests of the company’s shareholders at this time to implement the proposal’s request for the elimination of all of the supermajority voting provisions included in the Charter and By-laws.
ITEM 4 RECOMMENDATION: OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL REGARDING SIMPLE MAJORITY VOTE.

64      ZOETIS 2021 PROXY STATEMENT

OWNERSHIP OF OUR COMMON STOCK

STOCK OWNERSHIP TABLES
The tables below show how many shares of Zoetis common stock certain individuals and entities beneficially owned as of March 15, 2021. These individuals and entities are (1) owners of more than 5% of the outstanding shares of our common stock, (2) our current directors, (3) the executive officers named in the Summary Compensation Table on page 48 and (4) all our current directors and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares unless otherwise described below.
Name of Beneficial Owner	Number of Shares Owned	Percent of Class (%)(1)
5% Beneficial Owners:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	40,720,915	8.6%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	37,023,889	7.8%

(1)
Percentages based on 475,020,155 shares outstanding on March 15, 2021.

(2)
Based on a Schedule 13G/A that BlackRock Inc. filed with the SEC on February 1, 2021, which contained information as of December 31, 2020. Such Schedule 13G/A states that BlackRock Inc. has sole voting power with respect to 35,486,333 shares of Zoetis common stock, sole dispositive power with respect to 40,720,915 shares of Zoetis common stock and shared voting and dispositive power with respect to 0 shares of Zoetis common stock.

(3)
Based on a Schedule 13G/A that The Vanguard Group filed with the SEC on February 10, 2021, which contained information as of December 31, 2020. Such Schedule 13G/A states that The Vanguard Group has sole voting power with respect to 0 shares of Zoetis common stock and sole dispositive power with respect to 34,905,373 shares of Zoetis common stock; and together with its wholly-owned subsidiaries Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited and Vanguard Investments UK, Limited, has shared voting power with respect to 816,112 shares of Zoetis common stock and shared dispositive power with respect to 2,118,516 shares of Zoetis common stock.

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OWNERSHIP OF OUR COMMON STOCK
Name of Beneficial Owner	Common Stock(1)	Deferred Stock Units(2)	Vested Options(3)	Total
Directors and Named Executive Officers:
Juan Ramón Alaix	214,999	—	—	214,999
Paul M. Bisaro	14,527	—	—	14,527
Frank A. D’Amelio	14,808	9,671	—	24,479
Sanjay Khosla	9,808(4)	9,671	—	19,479
Antoinette R. Leatherberry	—	—	—	—
Michael B. McCallister	20,521(4)	10,454	—	30,975
Gregory Norden	14,019(4)	10,454	—	24,473
Louise M. Parent	9,236	9,671	—	18,907
Willie M. Reed	7,414	4,756	—	12,170
Linda Rhodes	3,635	—	—	3,635
Robert W. Scully	18,179(4)	9,671	—	27,850
William C. Steere, Jr.	18,904	10,454	—	29,358
Kristin C. Peck	34,706	—	185,658	220,364
Glenn C. David	35,216	—	7,712	42,928
Catherine A. Knupp	62,778	—	57,276	120,054
Roman Trawicki	3,623	—	9,857	13,480
Wafaa Mamilli	—	—	—	—
Directors and executive officers as a group (24 persons)(5)	563,271	74,803	374,406	1,012,479

(1)
Represents shares of our common stock directly or indirectly owned by each listed person, including shares held in our 401(k) plan, and by members of his or her household, and are held individually, jointly or pursuant to a trust arrangement.

(2)
Represents shares underlying vested deferred stock units and related dividend equivalent units held by non-employee directors, which directors have a right to acquire within 60 days after leaving our Board.

(3)
Represents shares underlying vested stock options granted to our executive officers pursuant to the Zoetis Inc. 2013 Equity and Incentive Plan.

(4)
Includes the following shares held in personal or family trusts: Mr. Khosla, 7,916; Mr. McCallister, 9,000; Mr. Norden, 5,620; and Mr. Scully, 7,590.

(5)
The directors and executive officers as a group do not own more than 1% of the total outstanding shares based on 475,020,155 shares outstanding on March 15, 2021.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our beneficial owners of 10% or more of a registered class of our equity securities, our directors and our executive officers to file reports with the SEC about their ownership of and transactions in our common stock. Based solely on a review of Forms 3, 4 and 5 and amendments thereto filed with the SEC and certain written representations made to us, we believe that all reports that were required to be filed by our directors and executive officers under Section 16(a) during 2020 were timely filed.

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TRANSACTIONS WITH RELATED PERSONS

POLICY CONCERNING RELATED PERSON TRANSACTIONS
Our Board of Directors has adopted a written policy regarding the review, approval and ratification of transactions with related persons. This policy provides that the Board’s Corporate Governance Committee will review each transaction, arrangement or relationship in which we are a participant if the amount involved exceeds $120,000 and a “related person” has a direct or indirect material interest. In general, “related persons” are our directors and executive officers, shareholders beneficially owning more than 5% of our outstanding stock, and their immediate family members. We refer to such a transaction as a “related person transaction.”
The policy calls for every proposed related person transaction to be reviewed by the Corporate Governance Committee and, if deemed appropriate, approved by the Committee. The Committee is required to consider all of the relevant facts and circumstances, and to approve only those transactions that, in light of known circumstances, it determines to be in Zoetis’ best interests. If we become aware of an existing related person transaction which has not been reviewed and approved under the policy, the matter will be referred to the Committee, which will evaluate all available options, including ratification, revision or termination of the transaction.
Any member of the Corporate Governance Committee who has an interest in the transaction being reviewed may not participate in the review but may be counted towards a quorum of the Committee. The Chair of the Committee may review and approve a related person transaction if it is not practical or desirable to delay a review of a transaction until the next meeting of the Committee, and then the Chair will report on the review to the Committee at its next regularly scheduled meeting.
A description and a copy of our Related Person Transactions Policy is available on our website at www.zoetis.com under About Us — Corporate Governance.
RELATED PERSON TRANSACTIONS
During fiscal year 2020, we did not enter into any related person transactions.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

We are providing this proxy statement to you in connection with the solicitation of proxies by the Zoetis Board of Directors for the 2021 Annual Meeting of Shareholders and for any adjournment or postponement thereof. We mailed our proxy materials on or about April 6, 2021 and filed our proxy materials with the SEC on April 6, 2021.
VIRTUAL ANNUAL MEETING INFORMATION
We are conducting our 2021 Annual Meeting of Shareholders virtually through a live audio webcast, and online shareholder tools will be available. The meeting will be held at 9:00 a.m. Eastern Daylight Time on Thursday, May 20, 2021 at www.virtualshareholdermeeting.com/ZTS2021. (Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.). We are implementing a virtual meeting format again this year as the virtual meeting format enables full and equal participation by all our shareholders from any location in the world at little to no cost. In addition, the virtual meeting format enables us to protect the health and safety of all attendees, particularly in light of the COVID-19 pandemic.
You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 26, 2021, the record date, or hold a valid proxy for the meeting. You will be able to attend the 2021 Annual Meeting of Shareholders online, vote your shares electronically and submit questions online during the meeting by logging in to the website listed above using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card or on any additional voting instructions accompanying these proxy materials.
Online check-in will start shortly before the meeting on May 20, 2021. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.
We designed the format of our 2021 Annual Meeting of Shareholders to ensure that our shareholders who attend will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. For example, the format of our 2021 Annual Meeting of Shareholders will include the following:
•
As part of the 2021 Annual Meeting of Shareholders, we will hold a live Q&A session, during which we will answer questions as they come in, as time permits. You may submit a question during the meeting via our virtual shareholder meeting website, www.virtualshareholdermeeting.com/ZTS2021. If your question is properly submitted during the relevant portion of the meeting agenda, a company representative will respond to your question during the live webcast, as time permits. Questions on similar topics may be combined and answered together and questions that are determined to be irrelevant or inappropriate will not be addressed.

•
Shareholders will be able to vote their shares electronically during the meeting (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2021 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.

•
The live audio webcast will be available to shareholders and other guests at the time of the meeting. If you do not have your 16-digit control number that is printed on your notice of internet availability of proxy materials or your proxy card (if you received a paper or electronic copy of the proxy materials), you will only be able to listen to the Annual Meeting of Shareholders and will be unable to vote or ask questions.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), our Chairman will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via www.virtualshareholdermeeting.com/ZTS2021.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
HOW TO VIEW PROXY MATERIALS ONLINE
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2021
Our Proxy Statement and 2020 Annual Report are available online at www.proxyvote.com.
We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 6, 2021, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our proxy statement and 2020 Annual Report and vote online.
You will not receive a printed, paper copy of our proxy materials unless you request one. You may request a paper or e-mail copy of your proxy materials at www.proxyvote.com, or by calling 1 (800) 579-1639, or by sending an email with your control number in the subject line to sendmaterial@proxyvote.com.
HOW TO VOTE BY PROXY
Your vote is important and we encourage you to vote as soon as possible, even if you plan to attend the 2021 Annual Meeting of Shareholders via webcast. You may vote shares that you owned as of the close of business on March 26, 2021, the record date for the 2021 Annual Meeting of Shareholders.
You may vote by proxy in the following ways:
By telephone	By calling 1 (800) 690-6903 (toll free)	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 19, 2021
By internet	Online at www.proxyvote.com	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 19, 2021
By mail	By returning a properly completed, signed and dated proxy card	Allow sufficient time for us to receive your proxy card before the date of the meeting
For telephone and internet voting, you will need the 16-digit control number included on your notice of internet availability or on your proxy card or in the email.
If you own shares in a Zoetis benefit plan, the institution holding the shares is the record owner and you are a “beneficial owner” of those shares. You will receive voting instructions from your plan administrator and you may direct them how to vote on your behalf by complying with its voting instructions. If you do not vote your shares or specify your voting instructions on your voting instruction card, the administrator of the applicable savings plan will vote your shares in accordance with the terms of your plan. To allow sufficient time for voting by the administrator of the applicable savings plan, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on May 17, 2021.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
REVOCATION OF PROXIES
If you own shares registered directly in your name as the shareholder of record, you can revoke your proxy at any time before your shares are voted, subject to the voting deadlines that are described on the proxy card or voting instruction form, by:
•
Submitting a written revocation to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, which must be received no later than 5:00 P.M. Eastern Time on May 19, 2021;

•
Submitting a later-dated proxy;

•
Providing subsequent telephone or internet voting instructions; or

•
Voting by internet while attending the virtual annual meeting (attending the annual meeting by internet does not revoke your proxy unless you vote by internet during the virtual annual meeting).

If you hold your shares in street name, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.
Only the latest validly executed proxy that you submit will be counted.
VOTING AT THE MEETING
Shareholders as of the close of business on March 26, 2021 will be able to vote their shares electronically during the 2021 Annual Meeting of Shareholders (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2021 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.
QUORUM AND REQUIRED VOTE
At the close of business on March 26, 2021, the record date for the 2021 Annual Meeting of Shareholders, 474,985,556 shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present for the meeting.
A majority of the shares of Zoetis common stock outstanding at the close of business on the record date must be present in order to hold the meeting and conduct business. This is called a “quorum.” Your shares are counted as present at the 2021 Annual Meeting of Shareholders if you vote through the internet at the virtual annual meeting of shareholders or properly submit your proxy prior to such meeting.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
The table below describes the vote requirements and the effect of abstentions and broker non-votes, as prescribed under our corporate governance documents and Delaware law, for the election of directors and the approval of the other Items on the agenda for the meeting.
Item	Vote Required	Effect of Abstentions and Broker Non-Votes*
1 — Election of Directors	Majority of the votes cast (i.e., more votes “For” than “Against”)	Not considered as votes cast and have no effect on the outcome
2 — Advisory Vote to Approve Our Executive Compensation (Say on Pay)	Majority of the votes cast	Not considered as votes cast and have no effect on the outcome
3 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2021	Majority of the votes cast	May be considered as votes cast
4 — Shareholder Proposal Regarding Simple Majority Vote	Majority of the votes cast	Not considered as votes cast and have no effect on the outcome

*
A broker non-vote occurs when a broker submits a proxy but does not vote on an Item because it is not a “routine” item under New York Stock Exchange rules and the broker has not received voting instructions from the beneficial owner of the shares. Your broker may vote without your instructions only on Item 3 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2021, which is considered a “routine” matter.

EFFECT OF NOT CASTING YOUR VOTE
If we have received a proxy specifying your voting choice, your shares will be voted in accordance with that choice.
If you are a registered shareholder and you do not cast your vote, no votes will be cast on your behalf on any of the Items at the Annual Meeting.
If you are a registered shareholder and sign and return a proxy card without specific voting instructions, or if you vote by telephone or via the internet without indicating how you want to vote, your shares will be voted in accordance with the Board’s voting recommendations stated above.
If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, if you do not provide voting instructions to your broker, the broker is permitted to exercise discretionary voting authority only on “routine” matters. The only “routine” item on this year’s Annual Meeting agenda is Item 3 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2021. If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, you must complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any Items, except that your broker may vote in its discretion on Item 3.
COST OF PROXY SOLICITATION
We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. We will also bear the cost of soliciting votes on behalf of the Board of Directors. Zoetis will provide copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, our directors, officers, or employees may solicit proxies or votes for us in person, or by mail, telephone, or electronic communication. They will not receive any additional compensation for these solicitation activities. Further, we may enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting of Shareholders from their customers who are beneficial owners of our stock and will reimburse those firms for related out-of-pocket expenses. We have retained Saratoga Proxy Consulting, LLC, a professional proxy solicitation firm, to help us solicit proxies. Zoetis expects that it will pay Saratoga Proxy Consulting, LLC its customary fees, estimated to be approximately $15,000 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. Zoetis also has agreed to indemnify Saratoga Proxy Consulting, LLC against certain liabilities relating to or arising out of its engagement.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
AVAILABILITY OF VOTING RESULTS
We will disclose the voting results in a Current Report on Form 8-K to be filed with the SEC within 4 business days following the 2021 Annual Meeting of Shareholders.
QUESTIONS
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the telephone numbers or address set forth below:
Saratoga Proxy Consulting, LLC
520 Eighth Avenue, 14th Floor
New York, NY 10018
Call Collect: 212-257-1311
Call Toll-Free: 888-368-0379

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INFORMATION ABOUT SUBMITTING SHAREHOLDER PROPOSALS AND OUR 2022 ANNUAL MEETING

Under our By-laws, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to propose an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to our Corporate Secretary at our principal executive offices. We must receive the notice within the following deadlines:
•
We must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days but no more than 120 days before the first anniversary of the prior year’s meeting. Under this provision, we must receive notice pertaining to the 2022 Annual Meeting no earlier than January 20, 2022, and no later than February 19, 2022.

•
However, if we hold the 2022 Annual Meeting on a date that is not within 25 days before or after the anniversary date of the 2021 Annual Meeting, we must receive the notice no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

•
If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

Our By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of the proposed business and the reason for bringing it to the meeting, any material interest of the proposing shareholder in the business and certain other information about the shareholder. In addition, the shareholder making the proposal must be a shareholder of record on both the date such shareholder provides the notice and the record date for the meeting, and either the shareholder or such shareholder’s qualified representative must appear at the meeting to present the nomination or proposed item of business.
Any notice that is received outside of the window specified above for proposed items of business, or that does not include all of the information required by our By-laws or comply with the other requirements of our By-laws, will not be brought before the meeting.
Additionally, our By-laws contain proxy access provisions to permit eligible shareholders — including qualifying groups of up to 20 shareholders that have continuously owned at least 3% of the company’s outstanding common stock for at least three years — to nominate director nominees constituting up to the greater of two directors or 20% of the number of directors serving on the Board, and have such nominees included in the company’s annual meeting proxy materials, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. Notice of proxy access director nominees must be received by our Corporate Secretary at our principal executive offices not less than 90 days but no more than 120 days before the first anniversary of the prior year’s annual meeting. Under this provision, we must receive proxy access nominations notices pertaining to the 2022 Annual Meeting no earlier than January 20, 2022, and no later than February 19, 2022.
Under SEC Rule 14a-8, if a shareholder wants us to include a shareholder proposal in our proxy statement for the 2022 Annual Meeting, our Corporate Secretary must receive the proposal at our principal executive offices no later than December 7, 2021, which is 120 calendar days before the one-year anniversary of the release date of our proxy statement for the 2021 Annual Meeting. If we change the date of our 2022 meeting by more than 30 days from the one-year anniversary of the 2021 meeting, then the deadline is a reasonable time before we print and send our proxy materials for the 2022 meeting. Any such proposal must comply with all of the requirements of SEC Rule 14a-8.
Shareholders should mail all nominations and proposals for our 2022 Annual Meeting to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054. You may obtain a copy of our By-laws from our Corporate Secretary at the same address. Our By-laws are also available online as Exhibit 3.2 to our 2020 Annual Report on Form 10-K filed with the SEC on February 16, 2021.

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INFORMATION ABOUT SUBMITTING SHAREHOLDER PROPOSALS AND OUR 2022 ANNUAL MEETING
To reduce costs and be environmentally responsible, we have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to multiple shareholders who share the same address unless we have received contrary instructions from an impacted shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to any shareholder at a shared address to which the company delivered a single copy of any of these documents. If you are a registered shareholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our Corporate Secretary by mail at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, or by phone at (973) 822-7000. If you hold shares in street name or in a Zoetis benefit plan, you may contact your brokerage firm, bank, broker-dealer, benefit plan provider, or other similar organization to request information about householding.
www.zoetis.com

74      ZOETIS 2021 PROXY STATEMENT

ZOETIS INC. ATTN: CORPORATE SECRETARY 10 SYLVAN WAY PARSIPPANY, NJ 07054 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ZTS2021 You may participate in the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which shareholders may attend the meeting. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D43968-P53681-Z79544 2. Advisory vote to approve our executive compensation (Say on Pay). 4. Shareholder proposal regarding simple majority vote. 3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2021. The Board of Directors recommends you vote AGAINST Proposal 4. The Board of Directors recommends you vote FOR Proposal 3. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain For Against Abstain ZOETIS INC. ATTN: CORPORATE SECRETARY 10 SYLVAN WAY PARSIPPANY, NJ 07054 1a. Sanjay Khosla 1c. Willie M. Reed 1b. Antoinette R. Leatherberry 1d. Linda Rhodes 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the listed nominees. The Board of Directors recommends you vote FOR Proposal 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Z79544ZOETIS INC.Annual Meeting of ShareholdersMay 20, 2021 9:00 AM, EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Heidi C. Chen as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ZOETIS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on May 20, 2021, via live webcast at www.virtualshareholdermeeting.com/ZTS2021, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.In her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.If shares of Zoetis Inc. common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Zoetis Inc. common stock held in the undersigned’s name and/or account under such Employee Voting Plan in accordance with the instructions given herein, at Zoetis Inc.’s Annual Meeting of Shareholders and any adjournment or postponement thereof, on all matters properly coming before the meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. Employee Voting Plan shares may not be voted at the meeting. All votes of Employee Voting Plan shares must be received by 11:59 P.M., EDT, Monday, May 17, 2021, in order to be counted.Continued and to be signed on reverse side